UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BIOLIFE SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 6, 2023

Dear Stockholder:

You are cordially invited to attend BioLife Solutions, Inc.’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 21, 2023 at 9:00 a.m. Pacific Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2023.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on July 20, 2023. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in BioLife Solutions, Inc.

Sincerely,

/s/ Michael Rice
Michael Rice
Chief Executive Officer and Chairman of the Board
Bothell, Washington
June 6, 2023

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

(425) 402-1400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

FRIDAY, JULY 21, 2023

9:00 a.m. PACIFIC TIME

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of BioLife Solutions, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held on July 21, 2023, at 9:00 a.m. Pacific Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at www.virtualshareholdermeeting.com/BLFS2023. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.

ELECTION OF DIRECTORS. To elect the seven (7) directors named in the attached proxy statement to serve until his/her successor is duly elected and qualified, unless he/she resigns, is removed or otherwise is disqualified from serving as a director of the Company;

2.	APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS. To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment by our Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

4.	APPROVAL OF THE 2023 OMNIBUS PERFORMANCE INCENTIVE PLAN. To ratify the 2023 Omnibus Performance Incentive Plan; and

5.	ANY OTHER BUSINESS. To consider and vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors recommends that stockholders vote FOR each of the director nominees, vote FOR the approval on a non-binding, advisory basis of the compensation of our named executive officers, vote FOR the ratification of the appointment by our Board of Directors of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and vote FOR the approval of the Omnibus Performance Incentive Plan. Only stockholders of record (including certain persons that held shares of restricted Common Stock issued pursuant to our Second Amended and Restated 2013 Performance Incentive Plan) at the close of business on May 24, 2023 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at our principal executive office for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting. Our stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on June 6, 2023, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2023 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

To assure your representation at the Annual Meeting, please vote your proxy via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting online and vote, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, FOR THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, FOR THE RATIFICATION OF THE APPOINTMENT BY OUR BOARD OF DIRECTORS OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023, AND FOR THE APPROVAL OF THE 2023 OMNIBUS PERFORMANCE INCENTIVE PLAN.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, we ask that you please complete your proxy statement or cast your vote at the Annual Meeting to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 21, 2023: This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Sincerely,

/s/ Michael Rice
Michael Rice
Chief Executive Officer and Chairman of the Board
Bothell, Washington
June 6, 2023

BIOLIFE SOLUTIONS, INC.

3303 Monte Villa Parkway, Suite 310

Bothell, Washington 98021

(425) 402-1400

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held onJuly 21, 2023: This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.proxyvote.com.

The enclosed proxy is solicited on behalf of BioLife Solutions, Inc., a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually at 9:00 a.m. Pacific Time on July 21, 2023, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BLFS2023.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2022 to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. By accessing and reviewing the proxy materials on the Internet, you will save us the cost of printing and mailing these materials to you and reduce the impact of such printing and mailing on the environment. If you would like to receive a paper copy of our proxy materials, you should follow the instructions for requesting such materials provided in the Notice.

These proxy solicitation materials were first sent or given on or about June 6, 2023 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned shares of common stock, par value $0.01 per share (the “Common Stock”) of BioLife Solutions (including certain persons that held shares of restricted Common Stock issued pursuant to our Second Amended and Restated 2013 Performance Incentive Plan) at the close of business on May 24, 2023 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were 43,486,857 shares of Common Stock outstanding and approximately 212 record holders of our Common Stock. Additionally, there were 2,328,368 unvested restricted shares of Common Stock outstanding on the Record Date. Each outstanding share of Common Stock and unvested restricted share of Common Stock entitles the holder to one vote.

We will provide, without charge, a copy of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “BioLife,” “BioLife Solutions,” “our,” “us” or “we” mean BioLife Solutions, Inc.

VOTING AND RELATED MATTERS	1
EXECUTIVE OFFICERS AND DIRECTORS	5
BOARD OF DIRECTORS	8
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	11
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	35
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	36
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	37
PRINCIPAL ACCOUNTING FEES AND SERVICES	37
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	37
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	38

PROPOSAL NO. 2 - APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS	39

PROPOSAL NO. 3–RATIFICATION OF THE APPOINTMENT BY THE BOARD OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.	40

PROPOSAL NO. 4 - APPROVAL OF THE 2023 OMNIBUS PERFORMANCE INCENTIVE PLAN	41
OTHER BUSINESS	46
ANNUAL REPORT ON FORM 10-K	46
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING	46

VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of BioLife Solutions, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of BioLife Solutions Common Stock (including each applicable share of restricted Common Stock issued pursuant to the Second Amended and Restated 2013 Performance Incentive Plan) you owned as of the Record Date entitles you to one vote on each proposal presented at the Annual Meeting.

Proxy Card

The proxy card which is accessible over the Internet or in physical form if you requested to receive physical copies of the proxy materials enables you to appoint Michael Rice, our Chief Executive Officer, as your representative at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Rice to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the virtual Annual Meeting. Even if you plan to attend the virtual Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

Methods of Voting

You may vote over the Internet, by mail or in person online at the Annual Meeting. Please be aware that if you vote over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Voting over the Internet. The website address for Internet voting is provided on the Notice and on the proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on July 20, 2023. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to return a proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

Voting by Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided in the Notice.

Voting by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer, or other similar organization that holds your shares.

Voting at the Meeting. If you attend the Annual Meeting online and plan to vote, you will be able to vote virtually. Have your Notice or proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet, or sign and return a replacement proxy card;
●

provide written notice of the revocation to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, which written notice must be received prior to the Annual Meeting; or

●	attend the virtual Annual Meeting online and vote.

Quorum and Voting Requirements

Stockholders of record (including persons that held applicable shares of restricted Common Stock issued pursuant to our Second Amended and Restated 2013 Performance Incentive Plan) at the close of business on May 24, 2023, are entitled to receive notice and vote at the Annual Meeting. On the Record Date, there were 43,486,857 issued and outstanding shares of our Common Stock. Additionally, there were 2,328,368 unvested restricted shares of Common Stock with voting rights outstanding. Each holder of Common Stock (or restricted Common Stock) voting at the Annual Meeting, either online or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the Annual Meeting. Stockholders may not cumulate votes in the election of directors.

The presence, in person online or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

1.	a plurality of the shares present in person online or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect each Board nominee;
2.

the compensation of our named executive officers will be approved on a non-binding, advisory basis, if a majority of the votes properly cast at the Annual Meeting on this proposal vote to approve this proposal;

3.

the ratification of the appointment by our Board of Directors of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 will be approved if approved by a majority of the votes cast at the Annual Meeting on this proposal; and

4.	the 2023 Omnibus Performance Incentive Plan will be approved if a majority of the votes properly cast at the Annual Meeting on this proposal vote to approve this proposal.

Votes cast by proxy or online at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will also determine whether a quorum is present. The election inspector will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum. Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the non-binding advisory vote on executive compensation, and the approval of the 2023 Omnibus Performance Incentive Plan are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to the election of our director nominees, broker non-votes and votes marked “withheld” will not affect the outcome of the election of the directors. With regard to the ratification of the appointment by our Board of Directors of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, abstentions will not be counted for purposes of determining whether such proposal has been ratified and will not have the effect of negative votes, whereas, because the ratification of the appointment of auditors is a routine matter, a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given. With regard to Proposals Two and Four, abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and each of the other non-routine matters. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and each of the other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not vote or, if applicable, instruct your bank or broker how to vote in the election of directors or the adoption of the Omnibus Performance Incentive Plan or any other non-routine matters, no votes will be cast on your behalf.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

1.	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;
2.	“for” the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement;
3.	“for” the ratification of the appointment by our Board of Directors of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.	“for” the approval of the 2023 Omnibus Performance Incentive Plan; and
5.	at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Voting Results

Voting results may be announced at the Annual Meeting and will be published in a Current Report on Form 8-K that will be filed with the SEC within four business days after the Annual Meeting.

Holding of Stock

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below and described elsewhere herein, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Broadridge, LLC, you are a “stockholder of record” who may vote at the Annual Meeting, and we sent the Notice to you and directed you to these proxy materials. As the stockholder of record, you have the right to direct the voting of your shares by voting as described above. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and the Notice and the instructions to review these proxy materials were forwarded to you by our transfer agent or by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote or to direct your broker on how to vote your shares and to attend online the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the proxy card to ensure that your vote is counted.

Householding of Proxy Materials; Receipt of More than One Proxy Card

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials and annual reports. This means that only one copy of the proxy materials may have been sent to multiple stockholders in your household. This practice is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Secretary at (425) 402-1400 or write to BioLife Solutions, Inc., 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting our Secretary in the same manner.

If you have received more than one Notice or otherwise have access to more than one proxy card, you may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

Proxy Solicitation

We are soliciting proxies solely on behalf of the Company and will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

No Right of Appraisal

None of Delaware law, our Amended and Restated Certificate of Incorporation, as amended, or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Questions About Voting Your Shares

You can contact our Corporate Secretary at (425) 402-1400 or by sending a letter to our Corporate Secretary at our principal executive office, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021, with any questions about proposals described in this proxy statement or how to execute your vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 21, 2023: The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2022 are available at www.proxyvote.com.

EXECUTIVE OFFICERS AND DIRECTORS

The following table and text set forth the names and ages of our directors and executive officers as of December 31, 2022. The Board is comprised of only one class of directors. Also provided herein are brief descriptions of the business experience of each director and executive officer during the past five years (based on information supplied by them) and an indication of directorships held by each director in other public companies subject to the reporting requirements under the Federal securities laws. During the past ten years, none of our directors or executive officers has been involved in any legal proceedings that are material to an evaluation of the ability or integrity of such person:

Name	Age	Position and Offices With the Company
Michael Rice	59	Chief Executive Officer and Chairman of the Board
Roderick de Greef(1)	61	Chief Operating Officer and President (Director as of January 4, 2023)
Troy Wichterman	38	Chief Financial Officer
Aby J. Mathew, Ph.D.	50	Chief Scientific Officer and Executive Vice President
Todd Berard	54	Chief Marketing Officer
Karen Foster	63	Chief Quality Officer
Marcus Schulz	45	Chief Revenue Officer
Sarah Aebersold	47	Vice President, Global Human Resources
Joseph Schick	61	Director
Rachel Ellingson	53	Director
Amy DuRoss	48	Director
Joydeep Goswami	51	Director
Tim Moore	61	Director

(1) As of December 31, 2022, Roderick de Greef served as the Company’s Chief Operating Officer and President. On October 3, 2022, Mr. de Greef announced his retirement, with his final day serving as Chief Operating Officer on January 3, 2023. Geraint Phillips succeeded Mr. de Greef as Senior Vice President of Global Operations on January 4, 2023. Mr. de Greef currently serves as a Director for the Company.

Michael Rice has been Chief Executive Officer since August 2006 and Chairman of the Board since July 2021 Previously, Mr. Rice served as a director from August 2006 to July 2021 and Chairman of the Board from August 2007 to November 2013. Mr. Rice has more than 30 years of leadership and entrepreneurial experience in the medical and high-tech industries. He was most recently the senior business development manager for medical and wireless products at AMI Semiconductor, from October 2004 to August 2006. From October 2000 to August 2006, Mr. Rice also served as the director of marketing and business development at Cardiac Science, Inc., a manufacturer of automated external defibrillators. Prior to that, from May 1998 to October 2000, he was the Vice President, Sales and Marketing for TEGRIS Corporation, a privately held network services provider. Mr. Rice also spent 12 years, from May 1986 to May 1998 at Physio Control Corporation in several sales and marketing management roles prior to its acquisition by Medtronic Inc. The Board has determined that Mr. Rice is qualified to serve as a director because of his experience as Chief Executive Officer of the Company and because of his managerial insights.

Roderick de Greef was President and Chief Operating Officer at BioLife from November 2021 until he retired on January 3, 2023 and was appointed to the Board as a director. Previously, Mr. de Greef was appointed Chief Financial Officer from May 2016 to November 2021, and Chief Operating Officer from December 2019 to May 2021. He was appointed interim Chief Financial Officer and interim Secretary in March 2016. Mr. de Greef served as a director of the Company from June 2000 through November 2013, and provided the Company with strategic and financial consulting services from July 2007 through August 2011. Since November 2022, Mr. de Greef has served as a director of the Upper Connecticut Valley Hospital, a non-profit, rural hospital in northern New Hampshire. Since December 2020, Mr. de Greef has served as a director of Sirona Medical Technologies, a cardia electrophysiology company. From February 2019 to January 2021, Mr. de Greef served as a director, chairman of the Audit Committee of the board of directors of Indonesia Energy Corporation Limited, an oil and gas exploration and production company. Mr. de Greef served Pareteum Corporation., a mobile communications company, as a director, chair of the Audit Committee and member of the Nominating and Corporate Governance Committee and Compensation Committee from September 2015 to September 2017, and also from January 2008 to October 2011. From November 2013 to October 2014, Mr. de Greef served as the president and sole director of Cambridge Cardiac Technologies, Inc. a privately held successor to Cambridge Heart, Inc. From November 2008 to October 2013, Mr. de Greef was the chairman of the board of Cambridge Heart, Inc., a manufacturer of non-invasive diagnostic cardiology products. From November 2003 to May 2013, Mr. de Greef served as a director, member of the Audit Committee and chairman of the Compensation Committee of Endologix, Inc. From 2001 to 2006, Mr. de Greef served as Executive Vice President and Chief Financial Officer of NASDAQ listed Cardiac Science, Inc., which in 2004 was ranked as the 4th fastest growing technology company in North America on Deloitte & Touche’s Fast 500 listing. Mr. de Greef received his MBA degree from the University of Oregon, and a B.A in Economics and International Relations from San Francisco State University. The Board has determined that Mr. de Greef is qualified to serve as a director because of his extensive knowledge of the Company’s operations during his tenure as Chief Operating Officer and Chief Financial Officer in addition to his extensive experience in corporate finance and the business world in general through the positions he held as an officer and director of public companies.

Troy Wichterman has been Chief Financial Officer since November 2021. Before his appointment as Chief Financial Officer, Mr. Wichterman served as the Company’s Vice President, Finance since November 2019. In that role, Mr. Wichterman oversaw the finance and accounting organization in the areas of integrating acquired businesses, acquisition due diligence and deal structure, SEC reporting, financial planning and analysis, operational finance, and audit compliance. Mr. Wichterman also served as Director of Financial Planning and Analysis from June 2016 to November 2019 and Financial Analyst from February 2015 to June 2016. Prior to joining the company, he was most recently a Senior Financial Analyst, Acquisitions at Ventas, a public healthcare REIT, from January 2013 to September 2014. Prior to Ventas, he was most recently a Senior Portfolio Analyst at Heitman, a private equity REIT, from June 2009 – January 2013 and began his career as an Auditing Associate at PwC in Chicago from 2008 to 2009. Mr. Wichterman is a CPA (inactive) and holds a Bachelor of Business Administration degree and a Master of Accountancy degree from the University of Wisconsin – Madison.

Aby J. Mathew, Ph.D. has been Executive Vice President and Chief Scientific Officer since December 2019. Before his appointment as Executive Vice President and Chief Scientific Officer, Dr. Mathew had served as Chief Technology Officer. Dr. Mathew was part of the founding team of BioLife Solutions, Inc., and has been employed by BioLife since 2000. Dr. Mathew is a co-developer of BioLife’s biopreservation media solutions and co-inventor on issued and pending patents related to methods, devices, and formulations for the preservation of cells, tissues, and organs. He holds a Ph.D. in Biological Sciences from Binghamton University and a B.S. in Microbiology from Cornell University. Dr. Mathew has been researching low temperature biopreservation since 1994, and his studies contributed to the development of BioLife’s current commercial HypoThermosol and CryoStor product platforms and intellectual property foundation. Dr. Mathew is currently active in, or previously a member of, AABB (formerly the American Association of Blood Banks), BEST (the Biomedical Excellence for Safer Transfusion collaborative), the International Society for Cell and Gene Therapy (ISCT), the Alliance for Regenerative Medicine (ARM), Tissue Engineering & Regenerative Medicine International Society (TERMIS), Society for Cryobiology, International Society for Biological and Environmental Repositories (ISBER), American Society for Cell Biology, and the Society for In Vitro Biology. Dr. Mathew is a member of, the Board of Directors, and Advisory Panel, of the Parent’s Guide to Cord Blood Foundation, the Scientific Advisory Board of HemaCare Corporation, the founding Board of Directors of the Cord Blood Association, the Board of Directors of PanTHERA CryoSolutions, Inc., the NIST-AMTech National Cell Manufacturing Consortium, the California Institute for Regenerative Medicine (CIRM) Clinical Advisory Panel, the Business Advisory Board of RoosterBio Inc., and the Scientific Advisory Board of SAVSU Technologies. Dr. Mathew has obtained UCLA Corporate Governance Program Certification.

Todd Berard has been Chief Marketing Officer since December 2019. Before his appointment as Chief Marketing Officer, Mr. Berard had served as Vice President of Marketing since February 2015 and Senior Director of Marketing since July 2014. Previous to BioLife, Mr. Berard served as Director of Marketing at Verathon Medical; a division of Roper Inc., from September 2010 until July 2014, overseeing the global marketing, product development, and product launch strategies for a portfolio of six medical device brands. He also managed all strategic partnerships for product development and helped guide the organization through several key product launches and the corporate acquisition. At Verathon, Mr. Berard oversaw a creative and product management team of 12. Responsibilities included all global marketing initiatives and campaigns, strategy, product portfolio management, and strategic planning. He has over twenty years of experience in life sciences, health care, medical devices, and technology; working for both global leaders and small technology startups, including the University of Washington School of Medicine, DuPont, and Medtronic. He has a Bachelor of Science Degree in Biochemistry from the University of Vermont and an MBA from the University of Washington Foster School of Business.

Karen Foster has been Chief Quality Officer since December 2019. Before her appointment as Chief Quality Officer, Ms. Foster had served as Vice President, Operations since April 2016. From 2003 to early 2016, Ms. Foster was Vice President of Laboratory Operations and Site Leader at ViaCord, LLC, a family cord blood bank, and subsidiary of PerkinElmer Inc. Over a 25-year career, Ms. Foster has managed manufacturing and quality operations in several capacities for companies including ViaCord, Pfizer, Inc. (formerly Pharmacia Corporation) and Amersham Pharmacia Biotech, Inc. (formerly Phamacia Biotech, Inc.). She holds an MBA from the University of Wisconsin-Milwaukee (specialization in Operations Management), an M.S. in Zoology from University of Wisconsin-Milwaukee (specialization in Microbiology) and a B.S. in Biological Sciences from Michigan Technological University.

Marcus Schulz has been Chief Revenue Officer since February 2021. Before his appointment as Chief Revenue Officer, Mr. Schulz has served as the Vice President, Global Sales, since July 2020. Mr. Schulz joined the Company in August 2019 as Vice President of Sales, evo Platform. In that role, Mr. Schulz supported the Company’s partnerships with specialty couriers that market the evo cold chain management platform to the regenerative medicine market. Prior to joining the Company, Mr. Schulz served in a variety of strategic business development and executive sales leadership roles with companies including Siemens Healthcare (2000-2009, most recently as Director, Strategic National Accounts), Johnson & Johnson (2010-2012, most recently as Sales Director), Aramark Healthcare Technologies (2012-2013, most recently as Director of Business Development), Abbott Laboratories (2013-2015, most recently as Executive Director, Healthcare Improvement), Belimed, AG (2015-2016, most recently as Executive Director, Strategic Solutions Group) and most recently, GE Healthcare (2016-2019, most recently as General Manager, National Accounts), where he managed a $1 billion annual revenue strategic account.

Sarah Aebersold has been Vice President, Global Human Resources since January 2021. Before her appointment as Vice President, Global Human Resources, Ms. Aebersold has served as the Senior Director, Global Human Resources & Administration since February 2020. In that role, Ms. Aebersold oversaw human resources programs in the areas of employee relations, talent acquisition, benefits, compensation, coaching, training and development, policy, and data management. Prior to joining the Company, Ms. Aebersold served in a variety of human resources roles with companies including MCG Health, a healthcare solutions provider (2016-2020, most recently as Head of Human Resources and Administration), Spacelabs Healthcare, a manufacturer of medical equipment (2014-2016, 2012-2013, most recently as Senior Manager, Human Resources), T-Mobile, a mobile communication company, (2013-2013, most recently as Human Resource Manager), Seattle Children’s Hospital, a children’s hospital (2009-2012, most recently as Manager, Human Resources Consulting), and ZymoGenetics, Inc., a biotechnology/pharmaceutical company (2004-2009, most recently as Human Resources Manager).

Joseph Schick joined the Board in November 2013 as a director and Chair of the Audit Committee. He has 17 years of experience as a Chief Financial Officer spanning four different mid-sized companies in various industries. Prior to his experience as a Chief Financial Officer, Mr. Schick worked in various roles for seven years at Expedia (NASDAQ: EXPE), including Senior Vice President of Finance. From this background, Mr. Schick has significant experience with SEC reporting, internal controls, strategic planning, and mergers and acquisitions. Mr. Schick started his career with Arthur Andersen and is a CPA who received his B.S. in Accounting from the University of Illinois. He is also on various non-profit boards and completed the Director Certification program at UCLA. The Board has determined that Mr. Schick is qualified to serve as a director because of his financial experience with public companies.

Rachel Ellingson has served as a director and member of the Company’s Compensation Committee and Audit Committee since April 2021. Since April 2018, Ms. Ellingson has served as Senior Vice President and Chief Strategy Officer at Zimmer Biomet Holdings, Inc., a medical device company (NYSE: ZBH). As a member of the executive leadership team at ZBH, Ms. Ellingson is responsible for global oversight of strategy, business development and integration. Prior to joining ZBH, Ms. Ellingson served as Vice President, Corporate Strategy and as a member of the executive leadership team at St. Jude Medical, Inc., a medical device company, from 2011 to 2017. Before joining St. Jude Medical, Ms. Ellingson served as Vice President, Business Development and Investor Relations at AGA Medical Corporation, a developer and manufacturer of cardiovascular medical devices. Prior to joining AGA Medical, Ms. Ellingson was an investment banker, most recently as a Managing Director, Healthcare Investment Banking with Bank of America Corporation (NYSE: BAC) and prior to that, was with Cowen & Company (NASDAQ: COWN). Ms. Ellingson holds an MBA in Finance from the University of Connecticut and a Bachelor of Arts degree from the University of Rhode Island. The Board has determined that Ms. Ellingson is qualified to serve as a director because of her experience with strategic leadership and investment banking.

Amy DuRoss has served as a director and member of the Company’s Governance and Nominating Committee and as Chair of the Compensation Committee since April 2021. Ms. DuRoss previously served as Chief Executive Officer of Vineti, Inc., a healthcare technology company, from the time that she co-founded Vineti in April 2016 through March 2022. Ms. DuRoss led Vineti and its software as a service platform to the forefront of innovation supporting cell and gene therapy manufacturing, delivery and patient follow up. Before co-founding Vineti, Ms. DuRoss focused on healthcare new business creation for GE Ventures, a venture capital subsidiary of General Electric (NYSE: GE), serving as a Managing Director from May 2013 to May 2017. Prior to GE, Ms. DuRoss was Chief Business Officer at Navigenics, Inc., a genomics company sold to Life Technologies Corporation in 2012. Ms. DuRoss was Co-founder and Executive Director of Proposition 71, California's stem cell research initiative passed in 2004, as well as Chief of Staff at the resulting state grant oversight agency. Ms. DuRoss was named a 2016 Health Innovator Fellow by the Aspen Institute. Ms. DuRoss also serves as a member of the Board of Directors for the ARM Foundation for Cell and Gene Medicine. Ms. DuRoss holds an MBA, Masters degree in English, and Bachelors of Arts degree in English from Stanford University. The Board has determined that Ms. DuRoss is qualified to serve as a director because of her experience founding and growing a successful business in the cell and gene therapy space.

Joydeep Goswami has served as a director and member of the Company’s Audit Committee and as chair of the Nominating and Governance Committee since October 2021. Mr. Goswami currently serves as Chief Financial Officer, Chief Strategy and Corporate Development Officer at Illumina, a biotechnology company, since September 2019. As a member of the executive leadership at Illumina, Mr. Goswami is responsible for driving planning, strategic partnerships, and acquisitions. Prior to Illumina, Mr. Goswami served as the President of Thermo Fisher Scientific's Clinical Next-Generation Sequencing (NGS) and Oncology business unit, where he oversaw efforts that drove the adoption of NGS in clinical oncology, research and reproductive health. Mr.Goswami has held senior leadership roles across the pharma/biotech, diagnostics and research tool continuum, previously serving at companies such as Life Technologies and Invitrogen, in addition to Thermo Fisher Scientific. He has led teams across various functions, including sales, marketing, R&D and other support functions. Mr. Goswami served as President, Asia Pacific and Japan while at Thermo Fisher Scientific and created the Stem Cells and Regenerative Medicine Business Unit at Invitrogen. Additionally, he spent five years at McKinsey, where he specialized in strategy for pharmaceutical, medical technology and technology companies. Mr. Goswami holds his MS, PhD in Chemical Engineering, and MBA from MIT and a Bachelor's degree in Chemical Engineering from the Indian Institute of Technology. The Board has determined that Mr. Goswami is qualified to serve as a director because of his experience with strategic leadership and international business operations.

Tim Moore has served as a director and member of the Company’s Compensation and Nominating and Governance Committees since September 2022. He has more than three decades of leadership experience in biopharmaceutical manufacturing and operations. Mr. Moore served as COO of Instil Bio through December 2022, a TIL cell therapy company focused on solid tumors. Mr. Moore also served as the President and COO at PACT Pharma from October 2019 through September 2022. Prior to joining PACT, he served as Executive Vice President, Technical Operations at Kite, a Gilead Company, since March of 2016. During this time Mr. Moore was responsible for overseeing the process development, manufacturing, quality and supply chain for the launch of Yescarta®, one of the first CAR T therapies to be developed, manufactured and commercialized, as well as advancement of the Kite pipeline. In addition, Mr. Moore globally expanded the biopharmaceutical operations to serve and support the US, EU, as well as key partners in Asia. Prior to Kite, Mr. Moore served as the Senior Vice President, Head of Global Technical Operations – Biologics of Genentech, Inc. and as a member of the Genentech Executive Committee since 2010. In this role, Mr. Moore oversaw global leadership for more than 7,500 professionals across 10 internal sites and over 37 contract manufacturing organizations, as well as global manufacturing and end-to-end quality supply performance of more than 20 biological product families. Prior to that, Mr. Moore was Genentech’s Senior Vice President, Global Supply Chain and Global Engineering from 2007 to 2010. Previously, Mr. Moore served as Vice President, Operations at ZLB Behring (formerly Aventis Behring). He is currently a member of ISPE, PDA and has been a part of the Executive Committee of BioPhorum and serves as a Board member for Cerus. Mr. Moore received a B.S. in Chemical Engineering from Tulsa University and a M.S. in Engineering Management from Northwestern University. The Board has determined that Mr. Moore is qualified to serve as a director because of his extensive experience with leading and executing large scale manufacturing operations in the biopharmaceutical industry.

Except as otherwise provided by law, each director shall hold office until either their successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers serve at the discretion of the Board.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of seven members. Our Board has determined five of our directors – Messrs. Schick, Goswami, and Moore, and Mss. DuRoss and Ellingson – to be independent under the rules of the NASDAQ Stock Market, after taking into consideration, among other things, those transactions described under “Certain Transactions.” Mr. Rice serves as Chairman of the Board and is Chief Executive Officer. The Board does not have a lead director; however, recognizing that the Board is composed almost entirely of outside directors, in addition to the Board’s strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board to maintain effective oversight of management.

At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of seven persons.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. Each committee operates pursuant to a written charter that may be viewed on our website at http://investors.biolifesolutions.com/corporate-governance. The inclusion of our web site address in this proxy statement does not include or incorporate by reference the information on our web site into this proxy statement.

The following table sets forth the current composition of the three standing committees of our Board:

Name(1)	Board	Audit	Compensation	Governance and Nominating
Mr. Rice	Chair
Mr. Schick (financial expert)	X	Chair	X	X
Ms. DuRoss	X		Chair	X
Ms. Ellingson	X	X	X
Mr. Goswami	X	X		Chair
Mr. Moore	X		X	X

(1) Roderick de Greef joined the Board of Directors as of January 4, 2023. He is serving as only a board member and has no involvement in the three standing committees of the Board.

Audit Committee. Our Audit Committee’s role includes the oversight of our financial, accounting and reporting processes; our system of internal accounting and financial controls; and our compliance with related legal, regulatory, and ethical requirements. The Audit Committee oversees the appointment, compensation, engagement, retention, termination and services of our independent registered public accounting firm, including conducting a review of its independence; reviewing and approving the planned scope of our annual audit; overseeing our independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed by our independent registered public accounting firm; reviewing with management and our independent registered public accounting firm the adequacy of our internal financial and disclosure controls; reviewing our critical accounting policies and the application of accounting principles; and monitoring the rotation of partners of our independent registered public accounting firm on our audit engagement team as required by regulation.

In addition, the Audit Committee’s role includes meeting to review our annual audited financial statements and quarterly financial statements with management and our independent registered public accounting firm. The Audit Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting and other advisors, at the Company’s expense.

The Board has determined that all members of our Audit Committee meet the independence and financial literacy standards of the NASDAQ Stock Market and applicable SEC rules. The Board of Directors has determined that Mr. Schick is an “audit committee financial expert” as defined by the rules of the SEC.

Please see the section entitled “Report of the Audit Committee of the Board of Directors” for further matters related to the Audit Committee.

Compensation Committee. The purpose of the Compensation Committee is to discharge its fiduciary responsibilities relating to the compensation of executive officers, the organizational structure, succession, retention and training policies and review and oversight of benefit programs. Our Compensation Committee is responsible for reviewing the recommendations of our Chief Executive Officer and Chief Financial Officer, making recommendations to the Board regarding the compensation of our executive officers, and ensuring that the total compensation paid to the executive officers is reasonable and competitive, and does not promote excessive risk taking. In making its recommendation to the Board, the Compensation Committee considers the results of the most recent stockholder advisory vote on executive compensation. The Chief Executive Officer may not be present during voting or deliberation on his compensation. The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding director and committee member compensation. In addition, the Compensation Committee approves and has oversight over our bonus plans for executive officers and/or stock-based compensation plans and oversight of our overall compensation plans and benefit programs, including approval and oversight of grants.

In discharge of its duties related to administration of executive bonus plans, the Compensation Committee may, subject to the terms of each plan, delegate authority to management for the day-to-day non-material administration of such plans. Further, the Compensation Committee may, subject to the terms of each plan, delegate authority to management to make grants to non-executive officers under stock-based compensation plans.

The Compensation Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting, and other advisors, at the Company’s expense. The Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other adviser to the Committee, other than in-house legal counsel, only after taking into consideration the six factors outlined in Rule 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In considering and determining compensation levels, the Compensation Committee reviews independent and externally generated compensation data, in accordance with Rule 10C-1 of the Exchange Act.

The members of the Compensation Committee are independent directors within the meaning of the listing standards of the NASDAQ Stock Market.

Governance and Nominating Committee. Our Governance and Nominating Committee’s primary purpose is to evaluate candidates for membership on our Board and make recommendations to our Board regarding candidates; make recommendations with respect to the composition of our Board and its committees; provide guidance to our human resources, legal, and finance departments relating to director orientation programs; recommend corporate governance principles applicable to the Company; manage periodic review, discussion and evaluation of the performance of our Board, its committees and its members and oversee and monitor compliance with our Code of Business Conduct and Ethics. The Governance and Nominating Committee has the authority to obtain independent advice and assistance from internal or external legal, accounting, and other advisors, at the Company’s expense.

All members of our Governance and Nominating Committee are independent under the listing standards of the NASDAQ Stock Market.

The Governance and Nominating Committee will consider candidates recommended by stockholders in accordance with the procedures set forth in our Bylaws, and prior to the date it recommends a slate of director nominees to the Board. Pursuant to the Governance and Nominating Committee Charter, there is no difference in the manner in which a nominee recommended by a stockholder or otherwise is evaluated.

In carrying out its function to nominate candidates for election to our Board, the Governance and Nominating Committee considers the Board’s mix of skills, experience, character, commitment and diversity, with diversity being broadly construed to mean a variety of opinions, perspectives and backgrounds, such as gender, race and ethnicity differences, as well as other differentiating characteristics, all in the context of the requirements and needs of our Board at that point in time. In reviewing potential candidates, the Committee will also consider all relationships between any proposed nominee and any of our stockholders, competitors, customers, suppliers or other persons with a relationship to the Company. The Governance and Nominating Committee believes that each candidate should be an individual who has demonstrated exceptional ability and judgment, who are willing and able to make a sufficient time commitment to the Company, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

The Governance and Nominating Committee’s methods for identifying candidates for election to our Board include the solicitation of ideas for possible candidates from a number of sources, including from members of our Board, our executive officers, individuals who our executive officers or Board members believe would be aware of candidates who would add value to our Board and through other research. The Governance and Nominating Committee may, from time to time, retain, for a fee, one or more third-party search firms to identify suitable candidates. The Governance and Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each candidate, including incumbents, based on the same criteria.

The Governance and Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Governance and Nominating Committee believe that it is essential that the Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of ten meetings during 2022. Our Audit Committee held eight meetings in 2022, our Compensation Committee held four meetings in 2022 and our Governance and Nominating Committee did not hold any meetings during 2022. Each incumbent director attended greater than 75% of the total number Board meetings and the total number of Board committee meetings.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. One of the Company’s directors attended the last annual meeting of stockholders held on June 9, 2022.

Codes of Business Conduct and Ethics

We believe in sound corporate governance practices and have always encouraged our employees, including officers and directors to conduct business in an honest and ethical manner. Additionally, it has always been our policy to comply with all applicable laws and provide accurate and timely disclosure.

Accordingly, the Board has adopted a formal written code of ethics for all employees. The Board has adopted an additional corporate code of ethics for its Chief Executive Officer, Chief Financial Officer, and other senior financial officers, which is intended to be a “code of ethics” as defined by applicable SEC rules. The Code of Ethics is publicly available on our website at http://investors.biolifesolutions.com/corporate-governance. The code of ethics is designed to deter wrongdoing and promote honest and ethical conduct and compliance with applicable laws and regulations. These codes also incorporate what we expect from our executives so as to enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. Any amendments made to the Code of Ethics will be available on our website.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2022 or as of the date hereof. Please refer to our website at www.biolifesolutions.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

Board Diversity Matrix

Board Diversity Matrix as of December 31, 2022
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

EXECUTIVE OFFICERS AND DIRECTORS

Compensation Committee report

The Compensation Committee of the Board, which is comprised solely of independent directors within the meaning of applicable rules of NASDAQ, outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the Board with respect to such policies and administering the Company’s cash and equity incentive plans. The Compensation Committee sets performance goals and objectives for the CEO and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from the CEO with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews non-employee director compensation. All decisions with respect to executive compensation are approved by the Compensation Committee and all decisions with respect to director compensation are recommended by the Compensation Committee to the full Board for approval.

The Compensation Committee of the Company has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee:

Amy DuRoss, Chairperson

Joseph Schick

Rachel Ellingson

Timothy Moore

Compensation discussion and analysis

Our compensation discussion and analysis (“CD&A”) describes our executive-compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2022 named executive officers (“NEOs”) of the Company:

Name	Position with the Company
Michael Rice	Chief Executive Officer and Chairman of the Board
Roderick de Greef(1)	Chief Operating Officer and President
Troy Wichterman	Chief Financial Officer
Aby J. Mathew, Ph.D.	Chief Scientific Officer and Executive Vice President
Karen Foster	Chief Quality Officer

(1) As of December 31, 2022, Roderick de Greef served as the Company’s Chief Operating Officer and President. On October 3, 2022, Mr. de Greef announced his retirement, with his final day serving as Chief Operating Officer on January 3, 2023. Geraint Phillips replaced Mr. de Greef as Chief Operating Officer on January 4, 2023. Mr. de Greef currently serves as a Director for the Company. The remaining references of Mr. de Greef as Chief Operating Officer and all compensation earned during 2022 relate to his position as Chief Operating Officer.

2022 year in review

For the fiscal year ended December 31, 2022, we made strong progress toward our long-term goals through a combination of organic growth and success of recent acquisitions. We are keenly focused on achieving our corporate goals, in alignment with our broader purpose to return long-term value to our customers and shareholders. Among our accomplishments in the fiscal year ended December 31, 2022 were the following:

Overall revenue growth and key drivers of revenue growth

●	Revenue increased to $161.8 million, an overall gain of 36% year-over-year, compared to revenue of $119.2 million in 2021.
●	Revenue growth from organic activities accounted for $29.9 million in 2022, representing 70% of BioLife’s year-over-year growth.
●	Inorganic revenue growth accounted for $12.7 million in 2022, representing 30% of BioLife’s year-over-year growth.

Revenue growth by product line

●	Our Cell Processing platform revenue increased $23.5 million, or 52%, over 2021.
●	Organic Cell Processing platform revenue increased $19.4 million, or 45%, over 2021.
●	Our Freezers & Thaw Systems platform revenue increased $10.1 million, or 18%, over 2021.
●	Organic Freezers & Thaw Systems platform revenue increased $1.6 million, or 9%, over 2021.
●	Our Storage & Storage Services platform revenue increased $8.9 million, or 51%, over 2021. All growth in the Storage and Storage Services platform was organic.

Creating shareholder value

●	We delivered total shareholder return (“TSR”) of 203% and 12% over the five-year and three-year periods ending December 31. 2022.

In summary, we met our revenue goal for 2022 and continued to make strong progress toward achieving our long-term goals through a combination of organic growth and success of recent acquisitions. We are keenly focused on achieving our corporate goals, in alignment with our broader purpose to return long-term value to our customers and shareholders. We focused on differentiated products suited to the complexities and pressures of modern biopharmaceutical manufacturing; with single-use and flexible solutions that can help to reduce risk in our customers’ manufacturing, storage, and distribution processes.

Compensation philosophy

The Company’s compensation philosophy is to provide compensation that will attract and retain high-performing talent in our industry, motivate the Company’s executive officers to create long-term, enhanced shareholder value and provide a fair reward for executive effort, and stimulate professional and personal growth. The Company believes that the compensation of its executive officers should align the executive officers’ interests with those of the shareholders and focus executive officer behavior to achieve both near-term corporate goals and long-term business and strategies.

It is the responsibility of the Compensation Committee of the Board to administer the Company’s compensation programs to ensure that they are competitive with other bioprocessing, life sciences, and biotechnology companies, and to include incentives that are designed to appropriately drive the Company’s continued development to create shareholder value. The Compensation Committee reviews and approves all components of the Company’s executive officer compensation, including base salaries, annual cash incentive compensation, and equity incentive compensation.

Compensation objectives

The Company’s compensation programs for its executive officers are designed to provide the following:

●

Salaries and total compensation that are competitive with other bioprocessing, life sciences, and biotechnology companies with which the Company competes for talent, determined by comparing the Company’s pay practices with these companies. The committee’s objective is to align executive total annual compensation, including salary, cash bonus and long-term equity, at the 50

●

Equity incentive compensation, including market-based equity awards, to ensure that its executive officers are motivated over the long-term to respond to the Company’s business challenges and opportunities as owners and not just as employees, thereby aligning the executive officers’ interests with those of shareholders.

●	Annual cash incentive compensation that motivates the executive officers to lead and manage the business to meet the Company’s near-and long-term objectives.

The following features of our compensation programs are designed to protect and promote the interests of our shareholders while aligning executive compensation with performance. Below we summarize practices we follow to incentivize performance and retain leadership, and practices we do not follow because we do not believe they serve the long-term interests of our shareholders:

We Do	We Don’t

Pay for Performance: We emphasize market-based compensation that aligns the interests of our shareholders and executive officers through the use of both near-term cash incentive compensation and long-term equity awards subject to both time and market-based vesting.

Hedge or Pledge: We do not allow executive officers to engage in hedging or pledging of our securities.

Benchmark: We maintain an industry-specific peer group for annual benchmarking of executive compensation. This benchmarking is a key factor among those used to determine appropriate compensation for our NEOs.

Re-Pricing: We do not allow re-pricing of underwater stock options without shareholder approval.
Benefits: We offer market-competitive benefits for executives that are consistent with the benefits we offer all our employees.	Gross up Payments: We do not provide tax gross-up payments for our executive officers.
Consult: We consistently engage an independent compensation consultant to advise on compensation levels and practices.	Guaranteed Bonuses: We do not provide guaranteed bonuses to our executive officers.
Risk Assessment: We perform an annual compensation risk assessment.

Double Trigger: We provide each NEO severance benefits that are triggered only upon a termination of employment, including resignation for good reason, following a change-in-control (i.e., double trigger).

Board and Compensation Committee consideration of shareholder advisory votes on compensation

In evaluating our executive compensation programs for the fiscal year ended December 31, 2022, the Compensation Committee considered the shareholder advisory vote on our executive compensation, (the “say-on-pay vote”), for the fiscal year ended December 31, 2021, which was approved by 74.2% of the votes cast.

The Compensation Committee values and continues to consider shareholder input and feedback, including the results of say-on-pay votes, on our compensation program structure. The Compensation Committee determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and the best interests of shareholders. We believe that compensation program enhancements of the past several years, as well as our commitment to improved transparency in our CD&A disclosure, have resulted in a compensation program that best serves our Company, our executives, and our shareholders.

Compensation evaluation process

The Company’s executive officer compensation consists of three primary components: base salary, annual cash incentive compensation, and equity incentive compensation. Each of these components is intended to complement the others, and taken together, to satisfy the Company’s compensation objectives. The Compensation Committee considers a number of factors in setting compensation for its executive officers, including Company performance, the executive’s functional performance, experience and responsibilities, and the compensation of executive officers in similar positions in our peer group of companies.

Role of compensation consultant

In establishing compensation levels for each executive officer, the Compensation Committee has the authority to engage the services of outside experts. In the fiscal year ended December 31, 2022, the Compensation Committee retained FW Cook, an independent compensation consulting firm, to assist management in assessing and reporting to the Compensation Committee the competitiveness and effectiveness of the Company’s executive compensation programs. In addition, our finance and human resources departments support management in their work and act in accordance with the direction given to them to administer our compensation programs.

Management has assessed any potential conflicts of interest raised by the work of FW Cook, our compensation consultant, pursuant to SEC rules and has determined that no such conflict of interest exists.

In February 2022, the Compensation Committee held meetings with management to review the reports prepared by FW Cook to:

●	Review our compensation objectives
●	Review the actual compensation of our executive officers for consistency with our objectives
●	Analyze trends in executive compensation
●

Assess our variable cash compensation structure, as well as incentive plan components and mechanics, to ensure an appropriate correlation between pay and performance with resulting compensation opportunities that balance returns to the Company and its shareholders

●	Assess our equity-based awards programs against our objectives of executive incentive, retention, and alignment with shareholder interests
●	Review our peer group and consider appropriate changes related to the realignment of our business
●	Benchmark our executive cash compensation and equity-based awards programs, and assess our pay versus performance against our peer group
●	Review recommendations for fiscal year 2022 compensation for appropriateness relative to our compensation objectives

Use of peer group to benchmark compensation

In February 2022, FW Cook provided management with an analysis of base salary, target bonus, target total cash, long-term incentive value and design, and target total compensation for executives, and cash and equity compensation for non-employee directors, of comparable companies in the bioprocessing, life sciences, and biotechnology industries. In performing this analysis, FW Cook used a peer group of 20 bioprocessing, life sciences, and biotechnology companies, which was reviewed and approved by management. As necessary, FW Cook, in conjunction with management, revaluates our peer group in light of developments in the market and our industry. As a result of this review, two companies were added to the peer group and two companies were removed from the peer group compared to the prior report. The companies included in the peer group had revenues with a median of $168 million, as compared to the group’s median revenue of $127 million in fiscal year 2021, when the evaluation was last completed.

The peer group used in the report presented for consideration of 2022 compensation decisions and approved by the management consisted of the following companies:

Antares Pharma, Inc.(1)	Cerus Corporation	Mesa Laboratories, Inc.
Atrion Corporation	Codexis, Inc.	NanoString Technologies, Inc.
Avid Bioservices, Inc.	Cryoport, Inc.	NEVRO Corporation
Axogen Corporation	Fluidigm Corporation(2)	Silk Road Medical, Inc.
Azenta	Glaukos Corporation	STAAR Surgical Company
Berkely Lights	iRhythm Technologies, Inc.	Veracyte, Inc.
Cardiovascular Systems, Inc	Luminex Corporation(3)

(1)	Antares Pharma, Inc. was acquired by Halozyme (NASDAQ: HALO) as of May 2022.
(2)	Fluidigm Corporation rebranded to Standard BioTools, Inc. (NASDAQ: LAB) in April 2022.
(3)	Luminex Corporation was acquired by DiaSorin (EuroNext: DSRLF) in July 2021.

The use of peer group compensation data is one of several factors in determining appropriate compensation parameters for base salary, variable cash compensation, and equity-based, long-term incentives. The Compensation Committee’s executive compensation decisions are made on a case-by-case basis, and specific benchmark results do not, in and of themselves, determine individual target compensation decisions.

While the Compensation Committee generally targets each NEO’s total compensation to be near the 50th percentile of the peer group, it considers a number of additional factors to determine the appropriate level of each NEO’s total compensation and each component of compensation, including Company performance and the relevant executive’s performance, experience, responsibilities and impact. Due to these other factors, the Compensation Committee may set an NEO’s compensation below, at, or above the 50th percentile of the peer group.

Annual review of long-term incentives

The Compensation Committee believes that equity incentives in the form of restricted stock awards, subject to vesting over time or upon achievement of performance or market-based objectives, are effective vehicles to align individual and team performance with the achievement of the Company’s strategic and financial goals over time, retain our NEOs, and align the interests of our NEOs with those of our shareholders.

In February 2022, the Compensation Committee granted to the NEOs, service vesting-based restricted stock awards which vest over a four-year period, and market-based restricted stock awards which contain a market condition based on TSR. The TSR market condition measures the Company’s performance against a peer group. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group. The size of these grants is based on target long-term incentive levels for each of the NEOs.

Executive compensation

Base salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Each executive officer’s base salary is initially determined upon hire or promotion based on the executive officer’s responsibilities, prior experience, individual compensation history and salary levels of other executives within the Company and similarly situated executives within our peer group. Base salary is typically reviewed annually. The Compensation Committee believes that the base salaries paid to our executive officers during the fiscal year ended December 31, 2022 achieved the Company’s compensation objectives. Base salaries for the named executive officers for 2022, 2021 and 2020 are as follows:

Name	2022 Base Salary ($) (1)	2021 Base Salary ($) (1)	2020 Base Salary ($)	Base Salary Increase in 2022 vs 2021 (%)	Base Salary Increase in 2021 vs 2020 (%)
Michael Rice	645,000	641,019	514,712	1	25
Aby J Mathew	419,750	419,750	407,642	-	3
Roderick de Greef	450,000	412,137	390,889	9	5
Troy Wichterman	375,000	249,077	192,308	50	30
Karen Foster	356,500	356,500	345,731	-	3

(1)

These base salary increases were based on each named executive officer’s performance, qualifications, experience, responsibilities, and FW Cook’s survey of the publicly disclosed compensation for similar positions at companies in the peer group.

Annual cash incentive compensation (short-term incentive) plan

In 2022, as in prior years, executives were eligible for bonuses, as approved by the Compensation Committee and the Board, with pre-established goals and weightings, which was designed to reward achievements based upon quantitative & qualitative Company performance (the “Company Objectives”), and to incentivize and reward NEOs for achieving performance goals that drive Company performance, align pay and performance, and support the long-term growth of the Company.

All NEO incentive payouts are calculated based solely on Company Objectives to closely align compensation with the Company’s performance. The Compensation Committee determined each NEO’s annual cash incentive compensation after the end of fiscal year 2022, which is calculated as a percentage of the executive officer’s target annual cash incentive compensation (“Target Award”). The Compensation Committee established each NEOs Target Award at a level that represents a meaningful portion of each NEOs cash compensation. In addition, the Compensation Committee set thresholds, target, and maximum performance goals, and related payout levels, considering annual cash incentive compensation levels for comparable positions within our peer group and our own historical practices. An NEO could earn between 0% and 110% of the NEOs Target Award for achievement of Corporate Objectives, dependent upon the level of achieved performance.

Annual cash incentive compensation (short-term incentive) plan protocol

The Compensation Committee administers the Plan:

1.

At the beginning of the fiscal year, the CEO, with assistance from senior management, proposes annual Company Objectives, measurement criteria and weightings, subject to review and approval by the Compensation Committee.

2.

At the beginning of the following fiscal year, the CEO and CFO evaluate performance levels and the achievement of these annual Company Objectives, which are subject to review and approval by the Compensation Committee. Specific bonus award recommendations for all participants are submitted by the CEO to the Compensation Committee for review and approval.

3.	The Compensation Committee determines the bonus awards for individual participants based on the Target Awards and the Company’s performance against the Company Objectives.

Summary of 2022 performance measure and goals

The Compensation Committee may, at its discretion, elect to adjust bonuses or not to pay bonuses at all. A Target Award and the weight assigned to Company Objectives are determined based upon competitive market data derived from our peer group. The final incentive payout is determined based on the achievement of Company Objectives defined for each organizational level and position and the Target Award.

Our Company is focused on driving above-industry level growth through internal innovation, acquisitions, and expansion of applications for our products and services. With our focus on revenue growth, gross margin improvements, and positive adjusted EBITDA, we believe that revenue, gross margin, and Adjusted EBITDA are relevant metrics to reflect success. Revenue was the highest weighted Company Objective, and the remaining weighting was attributed to each of the other Company Objectives as determined by management and approved by the Compensation Committee. We believe these are objectives that our executive team can directly impact, and that drive shareholder value.

For the 2022 Plan, the Compensation Committee set the following Company Objectives and related payout levels:

●

Revenue: For 2022, the revenue target was set at $163 million (excluding acquired revenue during the year), which if achieved, would result in a payout of 60% of each NEOs Target Award with respect to the revenue metric. If the Company achieved revenues of $166 million, a 10% increase of payout would result and each NEOs Target Award would be paid at 66% with respect to the revenue metric. If achieved performance was below $163 million but at or above $160 million, a 10% reduction of payout would result and each NEOs Target Award would be paid at 54% with respect to the revenue metric. If achieved performance was below $160 million, then no payout would be made to the NEOs with respect to the revenue metric.

●	Adjusted Gross Margin(1): For 2022, the adjusted gross margin target was set at 37%, which if achieved, would result in a payout of 20% of each NEOs Target Award with respect to the adjusted gross margin metric. If the Company achieved adjusted gross margin of 39%, a 10% increase of payout would result and each NEOs Target Award would be paid at 22% with respect to the adjusted gross margin metric. If achieved performance was below 37% but at or above 35%, a 10% reduction of payout would result and each NEOs Target Award would be paid at 18% with respect to the adjusted gross margin metric. If achieved performance was below 35%, then no payout would be made to the NEOs with respect to the adjusted gross margin metric.
●	Adjusted EBITDA(1): For 2022, the adjusted EBITDA target was set at 7% of revenues, which if achieved, would result in a payout of 20% of each NEOs Target Award with respect to the adjusted EBITDA metric. If the Company achieved adjusted EBITDA of 9% of revenues, a 10% increase of payout would result and each NEOs Target Award would be paid at 22% with respect to the adjusted EBITDA metric. If achieved performance was below 7% of revenues but at or above 5% of revenues, a 10% reduction of payout would result and each NEOs Target Award would be paid at 18% with respect to the adjusted EBITDA metric. If achieved performance was below 5% of revenues, then no payout would be made to the NEOs with respect to the adjusted EBITDA metric.
●

Complete ULT and Cryostor modules within Netsuite: In 2022, the objective to complete the modules of two significant entities, ULT and CBS, within Netsuite would result in an additional payout of 5% of each NEOs Target Award, but in no event would an additional payout be achieved if the revenue, Adjusted Gross Margin or Adjusted EBITDA target was met at or above 100% of achievement. If both modules were not completed, then no payout would be made to the NEOs with respect to the Netsuite module completion metric.

●

Complete Transition to new Cryostor tank supplier: For 2022, a transition of a major tank supplier for Cryostor objective was set to establish a new key supplier relationship in order to mitigate supply chain constraints, which if achieved, would result in a payout 5% of each NEOs Target Award, but in no event would an additional payout be achieved if the revenue, Adjusted Gross Margin or Adjusted EBITDA target was met at or above 100% of achievement. If achieved performance wasn’t met, then no payout would be made to the NEOs with respect to the new tank supplier metric.

(1)	Adjusted Gross Margin and Adjusted EBITDA are non-GAAP metrics. A reconciliation of these metrics is provided below.

Non-GAAP metric reconciliation tables

Our Target Awards include the calculation of non-GAAP financial measures in which we believe provide useful information for evaluating business performance. When analyzing the Company's operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

Adjusted gross margin reconciliation

(In thousands, except percentages)	Years Ended December 31
	2022	2021	2020
GAAP total revenues	$161,759	$119,156	$48,087
GAAP cost of revenues	(107,937)	(82,108)	(20,646)
COGS intangible asset amortization	(5,007)	(4,557)	(2,328)
GAAP GROSS PROFIT	$48,815	$32,491	$25,113
GAAP GROSS MARGIN	30.2%	27.3%	52.2%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	251	1,130	411
Intangible asset amortization	5,007	4,557	2,328
ADJUSTED GROSS PROFIT	$54,073	$38,178	$27,852
ADJUSTED GROSS MARGIN	33.4%	32.0%	57.9%

Adjusted EBITDA reconciliation

(In thousands, except percentages)	Years Ended December 31
	2022	2021	2020
GAAP NET (LOSS) / INCOME	$(139,805)	$(8,908)	$1,983

ADJUSTMENTS:
Interest expense/(income), net	687	485	(40)
Income tax benefit	(5,022)	(20,118)	(3,264)
Depreciation	6,834	4,800	2,035
Intangible asset amortization	9,697	8,202	3,033
EBITDA	$(127,609)	$(15,539)	$3,747
Share-based compensation (non-cash)	25,334	13,974	5,981
Acquisition costs	18	1,636	668
Inventory step-up	251	1,130	411
Loss on Disposal of Assets	683	(145)	182
Change in fair value of contingent consideration	(4,754)	2,875	1,575
Change in fair value of investments	(697)	-	(1,319)
Change in fair value of warrant liability	-	121	(3,601)
Intangible asset impairment charges	110,364	-	-
ADJUSTED EBITDA(1)	$3,590	$4,052	$7,644
ADJUSTED EBITDA as a percentage of total revenues	2.2%	3.4%	15.9%

(1)	Adjusted EBITDA excluded executive bonuses from GAAP operating expenses to determine target award percentage.

Individual annual cash incentive targets

For the fiscal year ended December 31, 2022, the Company established a Target Award for each NEO Company Objectives, which are set forth below:

Name	Target Award as % of Salary for the Fiscal Year Ended December 31, 2022 (%)	Portion Tied to Company Objectives (%)
Michael Rice	100	100
Aby J Mathew	45	100
Roderick de Greef	70	100
Troy Wichterman	55	100
Karen Foster	40	100

Achievement of 2022 company objectives

The following table summarizes the achievement of the Company’s Objectives for the fiscal year ended December 31, 2022:

Company Objectives for the Fiscal Year Ended December 31, 2022
Revenue target	Achieved $162 million in total revenue
Adjusted Gross Margin target	Adjusted Gross Margin of 33.4% did not meet target
Adjusted EBITDA target	Adjusted EBITDA of 2.2% of revenues did not meet target
Netsuite module completion target	Did not meet module completion target
New Cryostor supplier target	New tank supplier appointed

The Compensation Committee reviewed our achievement of the Company Objectives and determined that the Company achieved the Company Objectives at 59% of target levels. The Compensation Committee made this determination in consideration of the adjusted consolidated revenue of $161.8 million, adjusted gross margin of 33.4%, adjusted EBITDA, less executive bonus, of 1.0% of revenue, and the qualitative objective that was achieved in 2022.

Annual bonus incentive payments under the plan

The table below shows the annual bonus incentive payments made to our NEOs under the Plan for the fiscal year ended December 31, 2022:

Name	Target Award as % of Salary for the Fiscal Year Ended December 31, 2022 (%)	2022 Company Objectives Results (%)	2022 Bonus Payout ($)	2022 Overall Achievement % of Target Award
Michael Rice	100	59	380,550	59
Aby J Mathew	45	59	111,510	27
Roderick de Greef	70	59	185,850	41
Troy Wichterman	55	59	121,688	32
Karen Foster	40	59	84,252	24

Objectives for the fiscal year ending December 31, 2023

Our annual cash incentive compensation plan for the fiscal year ending December 31, 2023 is generally consistent with the program for the fiscal year ended December 31, 2022. The Compensation Committee, after reviewing assessments provided by management along with market data from FW Cook, determined each NEOs Target Award percentage of salary for the fiscal year 2023. Company Objectives, including revenue, adjusted gross margin, adjusted EBITDA, and weightings were established to determine threshold, target, and maximum performance goals for the 2023 annual bonus.

Equity incentive compensation

The Compensation Committee believes that equity incentives in the form of service vesting-based restricted stock awards and market-based restricted stock awards are effective instruments for long-term compensation. Equity incentives align individual and team performance with the achievement of the Company’s strategic and financial goals, long-term value creation, and shareholders’ interests. Restricted stock awards are impacted by all stock price changes, so the value to the executive officers is affected by both increases and decreases in stock price from the market price at the date of grant.

For the fiscal year ended December 31, 2022, the Compensation Committee considered a number of factors in determining what, if any, equity incentive compensation to grant to the executive officers, including:

●	the performance of the Company during the fiscal year
●	the number of shares subject to, and exercise price of, outstanding options held by the executive officers
●	the number of restricted stock units held by the executive officers
●	the vesting schedule of the unvested equity awards held by the executive officers
●	the financial statement impact of any equity award
●	the amount and percentage of the total equity on a diluted basis held by the executive officers
●	the available shares under the Company’s equity incentive plan

The target split of the long-term equity incentive compensation awards made to our NEOs, based upon dollar value, is 50% market-based, and 50% service vesting-based restricted stock awards. We granted our NEOs these equity incentive instruments in 2022, 2021, and 2020 and we anticipate that we will continue to include these grants as part of our long-term incentive compensation program going forward for the reasons noted above.

In February 2022, the Compensation Committee granted the following long-term incentive compensation awards to each of the named executive officers of the Company. These awards are split based upon dollar value between service vesting-based restricted stock awards (50%) and market-based restricted stock awards (50%).

Name	Service- vesting based stock awards (#)	Market- based Stock Units (#)
Michael Rice	70,094	70,094
Aby J Mathew	21,029	21,029
Roderick de Greef	23,365	23,365
Troy Wichterman	23,365	23,365
Karen Foster	16,356	16,356

Service vesting-based equity awards granted in 2022 will vest one-quarter of the shares in one year with the remainder vesting quarterly over three years. Market-based restricted stock awards contain a market condition based on TSR. The TSR market condition measures the Company’s performance against a peer group. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group.

2023 long-term equity incentive compensation

In January 2023, the Compensation Committee granted long-term incentive compensation awards to each of the NEOs of the Company. Consistent with the Company’s compensation philosophy and objectives, as described above, these awards are split based upon dollar value between service vesting-based restricted stock (50%) and market-based restricted stock (50%), all of which are subject to similar vesting conditions to comparable service vesting-based and market-based instruments awarded by BioLife as discussed above.

Other compensation

All full-time employees, including the executive officers, are eligible to participate in the health benefits programs, including medical, dental and vision care coverage, disability and life insurance and the Company’s 401(k) plan. Under the 401(k) plan, the Company matches 100% of the first 4% of eligible compensation contributed by employees.

Tax and accounting considerations

We have not provided or agreed to provide any of the Company’s executive officers or directors with a gross-up or other reimbursement for tax amounts they might pay pursuant to Section 4999 or Section 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant shareholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the Company that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes on the individual in the event that an employee, director or service provider receives “deferred compensation” that is not exempt from or does not meet the requirements of Section 409A.

For the Company’s financial statements, cash compensation, such as salary and bonus, is expensed and for income tax returns, cash compensation is generally deductible except as set forth below. For equity-based compensation, we expense the fair value of such grants over the requisite service period.

Generally, Section 162(m) of the Code disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid for any fiscal year to a “covered employee” of the Company. With respect to taxable years beginning before January 1, 2018, remuneration in excess of $1 million was exempt from this deduction limit if it qualified as “performance-based compensation” within the meaning of Section 162(m). Pursuant to the Tax Cuts and Jobs Act of 2017, effective for taxable years beginning after December 31, 2017, Section 162(m) was amended to: (1) expand the scope of individuals who are “covered employees,” including anyone who was a covered employee in any prior taxable year beginning after December 31, 2016, (2) expand the types of companies that are subject to the limitations of Section 162(m), and (3) eliminate the exception for performance-based compensation and commissions. Transition relief provided that any payment made pursuant to a written and binding agreement that was in effect as of November 2, 2017 and not subsequently materially modified, would be subject to the limitations of Section 162(m) as in effect prior to the amendment. Accordingly, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for the transition relief applicable to certain arrangements in place as of November 2, 2017, as described above. Furthermore, because of the uncertainties as to the application and interpretation of Section 162(m) as revised by the Tax Cuts and Jobs Act of 2017, including the uncertain scope of the transition relief, no assurance can be given that previously granted compensation intended to satisfy the requirements for performance-based compensation will, in fact, qualify for such exception.

The Compensation Committee believes that shareholder interests are best served if the Compensation Committee retains maximum flexibility to design executive compensation programs that meet stated business objectives. For these reasons, the Compensation Committee, while considering tax deductibility as a factor in determining executive compensation, may not limit such compensation to those levels that will be deductible, particularly in light of the expansion of the covered employee group and the elimination of the exception for performance-based compensation.

Compensation risk assessment

The Compensation Committee not only considers and evaluates risks related to the Company’s cash and equity-based compensation programs and practices, but also evaluates whether the Company’s compensation plans encourage participants to take excessive risks that are reasonably likely to have a material adverse effect on the Company. Consistent with SEC disclosure requirements, the Compensation Committee has worked with management to assess compensation policies and practices for Company employees and has concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Executive compensation tables

Compensation earned

The following table summarizes the compensation earned during the fiscal years ended December 31, 2022, 2021 and 2020 by the Company’s principal executive officer (“PEO”), principal financial officer, three other most highly compensated executive officers who were serving as an executive officer as of December 31, 2022 and whose total compensation exceeded $100,000. These individuals are referred to as the Company’s NEOs.

Summary compensation table

The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2022, 2021 and 2020, of our current PEO, current principal financial officer, and our three other most highly compensated executive officers at the end of 2022 (together, the “named executive officers” or “NEO”).

Name and Principal Positions (a)	Year (b)	Salary ($) (c)(1)	Bonus ($) (d)		Stock Awards ($) (e)		All Other Compensation ($) (f)		Total ($) (g)

Michael Rice	2022	645,000	380,550	(2)	3,703,620	(3)	-		4,729,171
Chief Executive Officer and	2021	641,019	603,075	(4)	1,005,813	(5)	-		2,249,908
Chairman of the Board	2020	514,712	-		963,799	(6)	-		1,478,511

Aby J. Mathew	2022	419,750	111,510	(7)	1,155,834	(8)	12,200	(9)	1,699,295
Executive Vice President and	2021	419,750	207,776	(10)	579,568	(11)	11,266	(12)	1,218,361
Chief Scientific Officer	2020	407,642	-		637,388	(13)	11,333	(14)	1,056,363

Roderick de Greef	2022	450,000	185,850	(15)	1,747,823	(16)	-		2,383,673
Chief Operating Officer and	2021	412,137	223,850	(17)	544,603	(18)	-		1,180,590
President	2020	390,889	-		2,663,189	(19)	-		3,054,078

Troy Wichterman	2022	375,000	121,688	(20)	1,245,968	(21)	12,200	(22)	1,754,856
Chief Financial Officer	2021	249,077	30,000	(23)	280,024	(24)	11,463	(25)	570,564
	2020	192,308	40,000	(26)	346,109	(27)	8,892	(28)	587,309

Foster Karen A	2022	356,500	84,252	(29)	891,900	(30)	12,200	(31)	1,344,852
Chief Quality Officer	2021	356,500	156,860	(32)	492,530	(33)	11,518	(34)	1,017,408
	2020	345,731	-		541,347	(35)	-		887,078

(1)	Reflects base salary earned in each applicable period.
(2)

Cash incentive bonus earned in 2022. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. Rice’s cash incentive bonus is 100% of his base salary with additional compensation determined by the Compensation Committee.

(3)

Represents fair value of 70,094 service vesting-based restricted stock and 70,094 market-based restricted stock granted on February 24, 2022, and 5,537 service vesting-based restricted stock awards granted in lieu of salary on various dates from May 2022 through August 2022. The service vesting-based restricted stock award granted February 24, 2022 will vest 1/4 of the shares on February 24, 2023 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted awards granted from May 2022 through August 2022 fully vested the date of grant, which can be found in the Grants of plan-based awards table below.

(4)

Cash incentive bonus earned in 2021. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. Rice’s cash incentive bonus is 85% of his base salary with additional compensation determined by the Compensation Committee.

(5)

Represents fair value of 7,511 service vesting-based restricted stock and 7,511 market-based restricted stock granted on February 8, 2021, and 8,487 service vesting-based restricted stock granted on April 12, 2021. The service vesting-based restricted stock award granted February 8, 2021 will vest 1/4 of the shares on February 8, 2022 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2021 through December 31, 2022 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted award granted April 12, 2021 fully vested October 12, 2021.

(6)

Represents fair value of 35,924 service vesting-based restricted stock, 28,868 market-based restricted stock, and 34,641 performance-based restricted stock granted on March 25, 2020. The service vesting-based stock award vested 1/4 of the shares on March 25, 2021 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2020 through December 31, 2021 as compared to the total shareholder return of our 20 company peer group. The performance-based restricted stock vested at 75% of the number of restricted shares granted to each recipient based on achievement of specified performance metrics approved by the Compensation Committee.

(7)

Cash incentive bonus earned in 2022. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. Mathews’ cash incentive bonus is 45% of his base salary with additional compensation determined by the Compensation Committee.

(8)

Represents fair value of 21,029 service vesting-based restricted stock and 21,029 market-based restricted stock granted on February 24, 2022, and 4,514 service vesting-based restricted stock awards granted in lieu of salary on various dates from May 2022 through August 2022. The service vesting-based restricted stock award granted February 24, 2022 will vest 1/4 of the shares on February 24, 2023 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted awards granted from May 2022 through August 2022 fully vested the date of grant, which can be found in the Grants of plan-based awards table below.

(9)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2022.

(10)

Cash incentive bonus earned in 2021. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. Mathews’ cash incentive bonus is 45% of his base salary with additional compensation determined by the Compensation Committee.

(11)

Represents fair value of 4,891 service vesting-based restricted stock and 4,891 market-based restricted stock granted on February 8, 2021, and 3,360 service vesting-based restricted stock granted on April 12, 2021. The service vesting-based restricted stock award granted February 8, 2021 will vest 1/4 of the shares on February 8, 2022 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2021 through December 31, 2022 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted award granted April 12, 2021 fully vested October 12, 2021.

(12)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2021.

(13)

Represents fair value of 28,451 service vesting-based restricted stock, 22,863 market-based restricted stock, and 13,718 performance-based restricted stock granted on March 25, 2020. The service vesting-based stock award vested 1/4 of the shares on March 25, 2021 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2020 through December 31, 2021 as compared to the total shareholder return of our 20 company peer group. The performance-based restricted stock vested at 75% of the number of restricted shares granted to each recipient based on achievement of specified performance metrics approved by the Compensation Committee.

(14)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2020.

(15)

Cash incentive bonus earned in 2022. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. de Greef’s cash incentive bonus is 70% of his base salary with additional compensation determined by the Compensation Committee.

(16)

Represents fair value of 23,365 service vesting-based restricted stock and 23,365 market-based restricted stock granted on February 24, 2022, 12,068 service vesting-based restricted stock awards granted on January 3, 2022, and 5,882 service vesting-based restricted stock awards granted in lieu of salary on various dates from May 2022 through August 2022. The service vesting-based restricted stock award granted February 24, 2022 will vest 1/4 of the shares on February 24, 2023 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted award granted on January 3, 2022 vested 1/4 each quarter end during 2022 and was fully vested on December 31, 2022. The service vesting-based restricted awards granted from May 2022 through August 2022 fully vested the date of grant, which can be found in the Grants of plan-based awards table below.

(17)

Cash incentive bonus earned in 2021. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. de Greef’s cash incentive bonus is 50% of his base salary with additional compensation determined by the Compensation Committee.

(18)

Represents fair value of 4,740 service vesting-based restricted stock and 4,740 market-based restricted stock granted on February 8, 2021, and 3,222 service vesting-based restricted stock granted on April 12, 2021. The service vesting-based restricted stock award granted February 8, 2021 vests in 4 quarterly increments beginning on January 1, 2022, provided that Mr. de Greef continues to be employed with BioLife through the vesting dates. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2021 through December 31, 2022 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted award granted April 12, 2021 fully vested October 12, 2021.

(19)

Represents fair value of 27,282 service vesting-based restricted stock, 21,923 market-based restricted stock, and 13,154 performance-based restricted stock granted on March 25, 2020 and 100,000 service vesting-based restricted stock granted on July 22, 2020. The service vesting-based stock awarded on March 25, 2020 vested 1/4 of the shares on March 25, 2021 with the remainder vesting quarterly over 3 years. The service vesting-based stock awarded on July 22, 2020 vested 1/4 of the shares on July 22, 2021 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2020 through December 31, 2021 as compared to the total shareholder return of our 20 company peer group. The performance-based restricted stock vested at 75% of the number of restricted shares granted to each recipient based on achievement of specified performance metrics approved by the Compensation Committee.

(20)

Cash incentive bonus earned in 2022. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Mr. Wichterman’s cash incentive bonus is 55% of his base salary with additional compensation determined by the Compensation Committee.

(21)

Represents fair value of 23,365 service vesting-based restricted stock and 23,365 market-based restricted stock granted on February 24, 2022, and 2,574 service vesting-based restricted stock awards granted in lieu of salary on various dates from May 2022 through August 2022. The service vesting-based restricted stock award granted February 24, 2022 will vest 1/4 of the shares on February 24, 2023 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group. The service vesting-based restricted awards granted from May 2022 through August 2022 fully vested the date of grant, which can be found in the Grants of plan-based awards table below.

(22)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2022.

(23)	Bonus earned and paid in 2021 at the discretion of management prior to Mr. Wichterman being promoted to CFO.
(24)

Represents fair value of 5,680 service vesting-based restricted stock granted on August 9, 2021. The service vesting-based stock award will vest 1/4 of the shares on August 9, 2022 with the remainder vesting quarterly over 3 years.

(25)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2021.

(26)	Bonus earned in 2020 was paid out in April 2021, plus bonus earned and paid in 2020 at the discretion of management prior to Mr. Wichterman being promoted to CFO.
(27)

Represents fair value of 21,299 service vesting-based restricted stock granted on June 19, 2020. The service vesting-based stock award vested 1/4 of the shares on June 19, 2021 with the remainder vesting quarterly over 3 years.

(28)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2020.

(29)

Cash incentive bonus earned in 2022. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Ms. Foster’s cash incentive bonus is 40% of her base salary with additional compensation determined by the Compensation Committee.

(30)

Represents fair value of 16,536 service vesting-based restricted stock and 16,536 market-based restricted stock granted on February 24, 2022. The service vesting-based restricted stock award granted February 24, 2022 will vest 1/4 of the shares on February 24, 2023 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2022 through December 31, 2023 as compared to the total shareholder return of our 20 company peer group.

(31)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2022.

(32)

Cash incentive bonus earned in 2021. The cash incentive bonus earned is determined based on achieving Company Objectives set by the Compensation Committee. Ms. Foster’s cash incentive bonus is 40% of her base salary with additional compensation determined by the Compensation Committee.

(33)

Represents fair value of 4,157 service vesting-based restricted stock and 4,157 market-based restricted stock granted on February 8, 2021. The service vesting-based restricted stock award will vest 1/4 of the shares on February 8, 2022 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2021 through December 31, 2022 as compared to the total shareholder return of our 20 company peer group.

(34)

This amount represents the match paid by the Company on behalf of such individual into the Company 401(k) plan on 100% of the first 4% of eligible compensation contributed by such individual during the fiscal year 2021.

(35)

Represents fair value of 24,164 time-vested restricted stock, 19,418 market-based restricted stock, and 11,651 performance-based restricted stock granted on March 25, 2020. The time-vested stock award will vest 1/4 of the shares on March 25, 2021 with the remainder vesting quarterly over 3 years. The market-based restricted stock awards will vest as to between 0% and 200% of the number of restricted shares granted to each recipient based on our total shareholder return during the period beginning on January 1, 2020 through December 31, 2021 as compared to the total shareholder return of 20 of our peers. The performance-based restricted stock will vest as to between 0% and 125% of the number of restricted shares granted to each recipient based on certain performance metrics set forth by the Company.

The following table reflects the allocation of base salary, cash incentive compensation, equity incentive compensation, and other compensation earned by the Company’s NEOs in the fiscal year 2022 as set forth in the 2022 Summary Compensation Table above.

Name	Long-Term Incentives (%)	Short-Term Incentives (%)	Base Salary (%)	Total Compensation ($)
Michael Rice	78	8	14	4,729,171
Aby J Mathew	68	7	25	1,699,295
Roderick de Greef	73	8	19	2,383,673
Troy Wichterman	71	8	21	1,754,856
Karen Foster	66	7	27	1,344,852

Grants of plan-based awards

The following table sets forth certain information regarding each grant of plan-based awards made to a named executive officer in the last completed fiscal year under any plan, including awards that subsequently have been transferred.

		Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of	Grant Date Fair Value of
Name (a)	Grant Date (b)	Threshold (#) (c)	Target (#) (d)	Maximum (#) (e)	Shares of Stock or Units (#) (e)	Stock Awards ($) (f) (1)

Michael Rice	2/24/2022	—	70,094	140,188	-	1,656,321
Michael Rice	2/24/2022	—	-	-	70,094	1,960,529
Michael Rice	5/23/2022(2)	—	-	-	964	12,397
Michael Rice	6/3/2022(2)	—	-	-	901	12,398
Michael Rice	6/17/2022(2)	—	-	-	899	12,397
Michael Rice	7/1/2022(2)	—	-	-	847	12,400
Michael Rice	7/15/2022(2)	—	-	-	779	12,394
Michael Rice	7/29/2022(2)	—	-	-	643	12,391
Michael Rice	8/12/2022(2)	—	-	-	504	12,393
Aby J. Mathew	2/24/2022	—	21,029	42,058	-	496,915
Aby J. Mathew	2/24/2022	—	-	-	21,029	588,181
Aby J. Mathew	5/23/2022(2)	—	-	-	786	10,108
Aby J. Mathew	6/3/2022(2)	—	-	-	735	10,114
Aby J. Mathew	6/17/2022(2)	—	-	-	733	10,108

Aby J. Mathew	7/1/2022(2)	—	-	-	690	10,102
Aby J. Mathew	7/15/2022(2)	—	-	-	635	10,103
Aby J. Mathew	7/29/2022(2)	—	-	-	524	10,097
Aby J. Mathew	8/12/2022(2)	—	-	-	411	10,106
Roderick de Greef	1/3/2022	—	-	-	12,068	450,016
Roderick de Greef	2/24/2022	—	23,365	46,730	-	552,115
Roderick de Greef	2/24/2022	—	-	-	23,365	653,519
Roderick de Greef	5/23/2022(2)	—	-	-	1,024	13,169
Roderick de Greef	6/3/2022(2)	—	-	-	957	13,168
Roderick de Greef	6/17/2022(2)	—	-	-	955	13,169
Roderick de Greef	7/1/2022(2)	—	-	-	900	13,176
Roderick de Greef	7/15/2022(2)	—	-	-	828	13,173
Roderick de Greef	7/29/2022(2)	—	-	-	683	13,161
Roderick de Greef	8/12/2022(2)	—	-	-	535	13,156
Troy Wichterman	2/24/2022	—	23,365	46,730	-	552,115
Troy Wichterman	2/24/2022	—	-	-	23,365	653,519
Troy Wichterman	5/23/2022(2)	—	-	-	448	5,761
Troy Wichterman	6/3/2022(2)	—	-	-	419	5,765
Troy Wichterman	6/17/2022(2)	—	-	-	418	5,764
Troy Wichterman	7/1/2022(2)	—	-	-	394	5,768
Troy Wichterman	7/15/2022(2)	—	-	-	362	5,759
Troy Wichterman	7/29/2022(2)	—	-	-	299	5,762
Troy Wichterman	8/12/2022(2)	—	-	-	234	5,754
Karen Foster	2/24/2022	—	16,356	32,712	-	386,492
Karen Foster	2/24/2022	—	—	—	16,356	457,477
Karen Foster	5/23/2022(2)	—	—	—	533	6,854
Karen Foster	6/3/2022(2)	—	—	—	498	6,852
Karen Foster	6/17/2022(2)	—	—	—	497	6,854
Karen Foster	7/1/2022(2)	—	—	—	468	6,852
Karen Foster	7/15/2022(2)	—	—	—	430	6,841
Karen Foster	7/29/2022(2)	—	—	—	355	6,841
Karen Foster	8/12/2022(2)	—	—	—	278	6,836

(1)	The fair value of the market-based restricted stock awards is estimated at the date of grant using the Monte Carlo Simulation model.
(2)	The grants awarded on dates indicated here were made in lieu of salary for each applicable pay period.

There were no Non-Equity Incentive Plan awards in the last completed fiscal year.

Discussion of summary compensation table and grants of plan-based awards table

The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table was paid or awarded, are described above under “Compensation discussion and analysis.” The material terms of employment agreements and arrangements with the Company’s named executive officers are described below under the heading “Employment Arrangements.”

Outstanding equity awards at December 31, 2022

The following table sets forth certain information regarding the outstanding stock option grants and stock awards held by the NEOs at December 31, 2022. Awards were made under the 2013 Performance Incentive Plan (the “2013 Plan”). For the outstanding stock option grants and stock awards described below, vesting is conditioned on the NEO remaining in service to the Company through such vesting date. Such awards may also be subject to accelerated vesting as described in “Potential Payments Upon Termination or Change in Control.”

	OPTION AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Michael Rice	60,000	––	––	1.90	3/15/2026(1)

Aby J. Mathew	190,000	––	––	2.06	5/4/2025(1)

Troy Wichterman	938	––	––	2.06	5/4/2025(1)

Karen Foster	100,000	––	––	1.90	4/13/2026(1)

(1)	This award is fully vested.

	UNVESTED SHARES
Name (a)	Grant Date (b)	Number of shares or units of stock that have not vested (#) (c)		Market value of shares of units of stock that have not vested(1) ($) (d)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (e)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (f)
Michael Rice	2/25/2019	2,219	(2)	40,386	-		-
Michael Rice	3/25/2020	11,227	(3)	204,331	-		-
Michael Rice	2/8/2021	4,225	(4)	76,895	7,511	(5)	136,700
Michael Rice	2/24/2022	70,094	(6)	1,275,711	70,094	(7)	1,275,711

Aby J. Mathew	2/25/2019	1,038	(8)	18,892	-		-
Aby J. Mathew	3/25/2020	8,891	(9)	161,816	-		-
Aby J. Mathew	2/8/2021	2,752	(10)	50,086	4,891	(11)	89,016
Aby J. Mathew	2/24/2022	21,029	(12)	382,728	21,029	(13)	382,728

Roderick de Greef	2/8/2021	-		-	4,740	(14)	86,268
Roderick de Greef	2/24/2022	23,365	(15)	425,243	23,365	(16)	425,243

Troy Wichterman	2/25/2019	122	(17)	2,220	-		-
Troy Wichterman	6/19/2020	7,988	(18)	145,382	-		-
Troy Wichterman	8/9/2021	3,195	(19)	58,149	-		-
Troy Wichterman	2/24/2022	23,365	(20)	425,243	23,365	(21)	425,243

Karen Foster	2/25/2019	730	(22)	13,286	-		-
Karen Foster	3/25/2020	7,552	(23)	137,446	-		-
Karen Foster	2/8/2021	2,339	(24)	42,570	4,157	(25)	75,657
Karen Foster	2/24/2022	16,356	(26)	297,679	16,356	(27)	297,679

(1)

The dollar amounts shown in columns (d) and (f) are determined by multiplying the number of shares or units shown in column (c) or (e), as applicable, by $18.20, the closing price of BioLife’s common stock on December 31, 2022.

(2)	2,219 unvested service vesting-based RSAs subject to this award vested February 25, 2023.
(3)	11,227 service vesting-based RSAs subject to this award are scheduled to vest in 5 equal quarterly increments, provided that Mr. Rice continues to be employed with BioLife through the vesting dates.
(4)	4,225 service vesting-based RSAs subject to this award are scheduled to vest in 8 equal quarterly increments, provided that Mr. Rice continues to be employed with BioLife through the vesting dates.
(5)

The target number of 7,511 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2021 and December 31, 2022.

(6)

70,094 unvested service vesting-based RSAs subject to this award vested ¼ on February 24, 2023 and, thereafter, will vest in 11 equal quarterly increments, provided that Mr. Rice continues to be employed with BioLife through the vesting dates.

(7)

The target number of 70,094 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2022 and December 31, 2023.

(8)	1,038 unvested service vesting-based RSAs subject to this award vested February 25, 2023.
(9)

8,891 unvested service vesting-based RSAs subject to this award are scheduled to vest in 5 equal quarterly increments, provided that Mr. Mathew continues to be employed with BioLife through the vesting dates.

(10)

2,752 unvested service vesting-based RSAs subject to this award are scheduled to vest in 8 equal quarterly increments, provided that Mr. Mathew continues to be employed with BioLife through the vesting dates.

(11)

The target number of 4,891 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2021 and December 31, 2022.

(12)

21,029 unvested service vesting-based RSAs subject to this award vested ¼ on February 24, 2023 and, thereafter, will vest in 11 equal quarterly increments, provided that Mr. Mathew continues to be employed with BioLife through the vesting dates.

(13)

The target number of 21,029 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2022 and December 31, 2023.

(14)

The target number of 4,740 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2021 and December 31, 2022. According to the compensation agreement provided by the Compensation Committee in relation to Mr. de Greef’s retirement, he will be awarded the remaining unvested shares based on the performance period referenced above upon vesting.

(15)

23,365 unvested service vesting-based RSAs subject to this award were vested on an accelerated basis according to Mr. de Greef’s compensation agreement provided by the Compensation Committee in relation to his retirement. All shares vested as of January 1, 2023 prior to Mr. de Greef’s retirement on January 3, 2023.

(16)

The target number of 23,365 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2022 and December 31, 2023. According to the compensation agreement provided by the Compensation Committee in relation to Mr. de Greef’s retirement, he will be awarded the remaining unvested shares based on the performance period referenced above upon vesting.

(17)	122 unvested service vesting-based RSAs subject to this award vested February 25, 2023.
(18)	7,988 unvested service vesting-based RSAs subject to this award will vest in 6 equal quarterly increments, provided that Mr. Wichterman continues to be employed with BioLife through the vesting dates.
(19)	3,195 unvested service vesting-based RSAs subject to this award will vest in 8 equal quarterly increments, provided that Mr. Wichterman continues to be employed with BioLife through the vesting dates.
(20)

23,365 unvested service vesting-based RSAs subject to this award vested ¼ on February 24, 2023 and, thereafter, will vest in 11 equal quarterly increments, provided that Mr. Wichterman continues to be employed with BioLife through the vesting dates.

(21)

The target number of 23,365 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2022 and December 31, 2023.

(22)	730 unvested service vesting-based RSAs subject to this award vested February 25, 2023.
(23)

7,552 unvested service vesting-based RSAs subject to this award are scheduled to vest in 6 equal quarterly increments, provided that Ms. Foster continues to be employed with BioLife through the vesting dates.

(24)

2,339 unvested service vesting-based RSAs subject to this award are scheduled to vest in 8 equal quarterly increments, provided that Ms. Foster continues to be employed with BioLife through the vesting dates.

(25)

The target number of 4,157 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2021 and December 31, 2022.

(26)

16,356 unvested service vesting-based RSAs subject to this award vested ¼ on February 24, 2023 and, thereafter, will vest in 12 equal quarterly increments, provided that Ms. Foster continues to be employed with BioLife through the vesting dates.

(27)

The target number of 16,356 market-based RSAs is shown. Between 0% and 200% of the target number of market-based RSAs vest based on our TSR compared to our 20 company peer group over the relevant two-year performance period between January 1, 2022 and December 31, 2023.

Option exercises and stock vested for the fiscal year ended December 31, 2022

The following Option Exercises and Stock Vested table sets forth certain information regarding each exercise of stock options and each vesting of restricted stock during the last completed year for each of the named executive officers on an aggregated basis.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Michael Rice	106,668	2,679,661	85,586	1,644,752
Aby J. Mathew	37,694	1,102,618	64,592	1,235,926
Roderick de Greef	—	—	156,475	3,476,480
Troy Wichterman	—	—	10,995	217,173
Karen Foster	—	—	53,479	1,025,190

Pension benefits

The Company has no defined benefit plans or other supplemental retirement plans for the NEOs.

Nonqualified deferred compensation

The Company has no nonqualified defined contribution plans or other nonqualified deferred compensation plans for the named executive officers.

Employment agreements

The Company entered into an employment agreement with Michael Rice, Chief Executive Officer, effective December 1, 2020 for a salary of $530,000 per year. With consideration to recommendations of FW Cook, on February 24, 2022, the Compensation Committee approved a salary increase to $645,000. The agreement provides that if Mr. Rice’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. Rice’s employment is terminated or Mr. Rice resigns for “Good Reason” upon or within 90 days following a “Change in Control”, Mr. Rice is entitled to a lump sum payment equal to 24 months’ salary, 100% Target Award of any cash and/or equity incentives for the current year, an amount equal to the cost of 24 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest.

The Company entered into an employment agreement with Aby Mathew, Ph.D., Chief Scientific Officer, effective December 1, 2020 for a salary of $419,800 per year. With consideration to recommendations of FW Cook, on February 24, 2022, the Compensation Committee subsequently approved a salary of $419,750. The agreement provides that if Mr. Mathew’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. Mathew’s employment is terminated or Mr. Mathew resigns for “Good Reason” upon or within 90 days following a “Change in Control”, Mr. Mathew is entitled to a lump sum payment equal to 12 months’ salary, 100% Target Award of any cash and/or equity incentives for the current year, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest.

The Company entered into an employment agreement with Roderick de Greef, Chief Operating Officer, effective December 1, 2020 for a salary of $402,500 per year. Subsequently, this agreement was superseded by any an amended employment agreement entered into by the Company and Mr. de Greef, effective November 4, 2021 for a salary of $450,000 per year. The agreement provides that if Mr. de Greef’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 12 months’ salary, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. de Greef’s employment is terminated or Mr. de Greef resigns for “Good Reason” upon or within 90 days following a “Change in Control”, Mr. de Greef is entitled to a lump sum payment equal to 18 months’ salary, 100% Target Award of any cash and/or equity incentives for the current year, an amount equal to the cost of 18 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest.

The Company entered into an employment agreement with Troy Wichterman, Chief Financial Officer, effective November 4, 2021 for a salary of $325,000 per year. With consideration to recommendations of FW Cook, on February 24, 2022, the Compensation Committee approved a salary increase to $375,000. The agreement provides that if Mr. Wichterman’s employment is terminated without “Cause” (other than by reason of death or disability) or if he resigns for “Good Reason,” he is entitled to a lump sum payment equal to 9 months’ salary, an amount equal to the cost of 9 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest; If Mr. Wichterman’s employment is terminated or Mr. Witchterman resigns for “Good Reason” upon or within 90 days following a “Change in Control”, Mr. Wichterman is entitled to a lump sum payment equal to 12 months’ salary, 100% Target Award of any cash and/or equity incentives for the current year, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest.

The Company entered into an employment agreement with Karen Foster, Chief Quality Officer, effective December 1, 2020 for the role of Senior Vice President and Chief Quality Officer and a salary of $356,000 per year. The agreement provides that if Ms. Foster’s employment is terminated without “Cause” (other than by reason of death or disability) or if she resigns for “Good Reason,” she is entitled to a lump sum payment equal to 6 months’ salary, an amount equal to the cost of 6 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest; If Ms. Foster’s employment is terminated or Ms. Foster resigns for “Good Reason” upon or within 90 days following a “Change in Control”, Ms. Foster is entitled to a lump sum payment equal to 12 months’ salary, 100% Target Award of any cash and/or equity incentives for the current year, an amount equal to the cost of 12 months’ medical insurance premiums at a monthly amount equal to the amount of COBRA coverage in effect as of the termination date, plus a tax gross-up amount with respect to such premiums, and unvested stock options, awards, or other equity grants shall immediately fully vest.

For purposes of each of these employment agreements, a “Change in Control” means (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) the dissolution, liquidation or winding up of the Company or (iii) the sale of all or substantially all of the Company’s assets. The foregoing notwithstanding, a merger or consolidation of the Company shall not constitute a “Change in Control” if immediately after such merger or consolidation a majority of the voting power of the capital stock of the continuing or surviving entity, or any direct or indirect parent corporation of such continuing or surviving entity, will be owned by the persons who were the Company’s stockholders immediately prior to such merger or consolidation in substantially the same proportions as their ownership of the voting power of the Company’s capital stock immediately prior to such merger or consolidation.

Under each employment agreement, “Cause” means the Company’s belief that any of the following has occurred: (i) any breach of the employment agreement by the executive officer; (ii) any failure to perform assigned job responsibilities that continues unremedied for a period of 10 days after written notice to the executive officer by the Company; (iii) the executive officer’s malfeasance or misconduct in connection with the executive officer’s duties under the employment agreement or any act or omission of the executive officer which is materially injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates, (iv) commission of a felony or misdemeanor or failure to contest prosecution for a felony or misdemeanor; (v) the Company’s reasonable belief that the executive officer engaged in a violation of any statute, rule or regulation, any of which in the judgment of the Company is harmful to the business or to Company’s reputation; (vi) the Company’s reasonable belief that the executive officer engaged in unethical practices, dishonesty or disloyalty; or (vii) any reason that would constitute “cause” under the laws the State of Washington.

Under each employment agreement, “Good Reason” for the executive officer to terminate his or her employment means the following: (i) the Company’s material breach of the terms of the employment agreement or any other written agreement between the executive officer and Company; (ii) the assignment to the executive officer of any duties that are substantially inconsistent with or materially diminish the executive officer’s position prior to execution of the employment agreement; (iii) a material reduction of the executive officer’s salary, other than as a result of a general salary reduction affecting substantially all Company employees; (iv) any failure by the Company to obtain the assumption of the employment agreement by any successor or assign of the Company; or (v) a requirement that the executive officer be based at any office or location more than 50 miles from the executive officer’s primary work location prior to the effective date of the employment agreement.

Potential payments upon termination or change in control

Employment agreements with executives dictate that, upon a change of control through (i) the consummation of a merger or consolidation of the Company with or into another entity, (ii) the dissolution, liquidation, or winding up of the Company, or (iii) the sale of all or substantially all of the Company’s assets whereby the majority of the voting power of the shares of the continuing or surviving entity is owned by persons who were not shareholders of the Company immediately prior to such transaction is not substantially the same in proportions to their ownership of the voting power of the Company’s shares immediately prior to the transaction, the Company will pay the executive’s salary through the date of termination, twelve months (or 24 months for Mr. Rice) of the executive’s salary as severance pay, the total value of all outstanding cash or stock bonus opportunities in the current year, and an amount equivalent to the cost of medical insurance premiums for twelve (or 24) months.

Assuming the NEOs employment was terminated by the Company without cause or the NEOs resigned for good reason and such event took place on December 31, 2022, each of the NEOs would have been entitled to the payments and benefits shown in the table below.

	Payments and Benefits
Name	Base Salary Continuation ($)	Accelerated Vesting of Equity Awards ($) (1)	Health Insurance U nder COBRA ($)	Total ($)
Michael Rice	645,000	4,101,734	17,719	4,764,453
Aby J Mathew	419,750	4,543,266	8,061	4,971,077
Roderick de Greef(2)	450,000	936,754	25,682	1,412,436
Troy Wichterman	375,000	1,073,309	11,991	1,366,550
Karen Foster	178,250	2,684,318	8,859	2,871,427

(1)

The dollar amounts shown are based on the intrinsic value of the stock options and restricted stock awards on December 31, 2022 calculated using $18.20, the closing price of BioLife’s common stock on December 31, 2022.

(2)	Mr. de Greef retired from his position on January 3, 2023.

Assuming the NEO’s employment was terminated by the Company or the NEOs resigned for good reason within 90 days following a change in control and such event took place on December 31, 2022, each of the NEOs would have been entitled to the payments and benefits shown in the table below.

	Payments and Benefits
Name	Base Salary Continuation ($)	2022 Annual Cash Inventive ($)	Accelerated Vesting of Equity Awards ($) (1)	Health Insurance Under COBRA ($)	Total ($)
Michael Rice	1,290,000	380,550	4,101,734	35,438	5,807,722
Aby J Mathew	419,750	111,510	4,543,266	8,061	5,082,587
Roderick de Greef(2)	675,000	185,850	936,754	38,523	1,836,127
Troy Wichterman	375,000	121,688	1,073,309	15,988	1,585,984
Karen Foster	356,500	84,252	2,684,318	17,719	3,142,789

(1)

The dollar amounts shown are based on the intrinsic value of the stock options and restricted stock awards on December 31, 2022 calculated using $18.20, the closing price of BioLife’s common stock on December 31, 2022.

(2)	Mr. de Greef retired from his position on January 3, 2023.

CEO pay ratio

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted a rule requiring that we annually disclose the ratio of our median employee’s total annual compensation to the total annual compensation of our CEO, Michael Rice, who is also our PEO (the “CEO Pay Ratio”).

The Company’s compensation and benefits philosophy and the overall structure of the compensation and benefit programs are broadly similar across the organization and aim to encourage and reward all employees who contribute to the Company’s success. The Company strives to ensure the pay of every employee reflects the level of his or her job impact and responsibilities and is competitive within the Company’s peer group. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. The Company’s ongoing commitment to pay equity is critical to successfully supporting a diverse workforce with opportunities for all employees to grow, develop, and contribute.

We identified the median employee using total salary and wages earned, then subtracting bonuses earned in 2021 but paid in 2022, adding bonuses earned in 2022 but not paid until 2023, adding the fair value of equity awards granted to the employee during 2022, and adding other compensation. Salary and wages were annualized for any employees hired during the most recent fiscal year. A total of 467 US based employees who were employed by the Company on December 31, 2022, the last day of the Company’s fiscal year, were included in the determination of this calculation (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis).

As illustrated in the table below, the Company’s 2022 CEO Pay Ratio was approximately 47:1.

Michael Rice (CEO) 2022 Compensation	$4,729,171
Median Employee 2022 Compensation	$100,315
CEO Pay Ratio	47:1

To determine the median employee, we included all individuals employed as of December 31, 2022. Compensation for the median employee was determined in the same manner as the total compensation reported for Mr. Rice in the “Total” column of the Summary Compensation Table. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on the Company’s internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other peer companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance

The following Pay Versus Performance information presents the compensation of our NEOs disclosed in the Summary Compensation Table as well as Compensation Actually Paid (“CAP”) to our NEOs and certain performance measures prepared in accordance with Item 402(v) of SEC Regulations S-K as of December 31, 2022.

As discussed further below, the CAP amounts do not necessarily represent actual compensation earned or realized by our NEOs in a given year. The Compensation Committee did not consider the Pay Versus Performance information in making its compensation decisions for our NEOs. For additional information about our performance-based pay philosophy on how the Compensation Committee aligns executive compensation with our performance, refer to the “Compensation discussion and analysis” section above.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	TSR (3)	Peer Group TSR (3)	Net Income (Loss)	Company-Selected Measure: Revenue
2022	$4,729,171	$5,402,825	$1,795,669	$1,727,067	$112.48	$80.61	$(139,805,361)	$161,759,006
2021	$2,249,908	$7,321,384	$1,005,796	$2,886,005	$230.35	$141.37	$(8,907,537)	$119,155,907
2020	$1,478,511	$6,469,889	$1,432,993	$4,369,889	$246.54	$145.13	$1,983,524	$48,087,234

(1)	For each fiscal year presented, Michael Rice served as our PEO. Our NEOs for each fiscal year presented were as follows:

Year	Non-PEO NEOs During Each Year
2022	Aby J. Mathew, Roderick de Greef, Troy Wichterman, Karen Foster
2021	Aby J. Mathew, Roderick de Greef, Troy Wichterman, Marcus Schulz
2020	Aby J. Mathew, Roderick de Greef, Karen Foster, Todd Berard

(2)	The CAP amounts presented here reflect the following adjustments to compensation reported within the Summary Compensation Table as required by the SEC.

	FY 2022		FY 2021		FY 2020
Adjustments to Summary Compensation Table amounts to CAP amounts	PEO ($)	Average Non- PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Summary Compensation Table Total	$4,729,171	$1,795,669	$2,249,908	$1,005,796	$1,478,511	$1,432,993
Grant date FV of option awards and stock awards granted in fiscal year	(3,703,620)	(1,260,381)	(1,005,813)	(419,910)	(963,799)	(1,072,471)
FV at year-end of outstanding and unvested option awards and stock awards granted in fiscal year	3,616,850	1,085,084	710,465	366,617	3,966,382	3,274,261
Vesting date FV of awards granted in fiscal year and vested in fiscal year	86,770	175,298	295,348	57,264	341,014	118,532
Change in FV of awards granted in prior years that are outstanding and unvested as of the end of the fiscal year	(188,282)	(100,465)	1,630,730	679,219	1,580,278	573,733
Change in FV of awards granted in prior years vested in the fiscal year	861,936	31,862	3,440,746	1,197,019	67,503	42,841
Total Compensation Actually Paid	$5,402,825	$1,727,067	$7,321,384	$2,886,005	$6,469,889	$4,369,889

(3)

TSR is determined based on the value of an initial fixed investment of $100 as of December 31, 2019 through the year ended December 31, 2022. Our TSR-peer group consists of the 20 bioprocessing, life sciences, and biotechnology companies presented within the “Compensation discussion and analysis” section above.

(4)

In our assessment, the Company-Selected Measure is total revenues for each year presented, representing the most important financial performance measure used by us to link CAP to our NEOs to our performance.

Relationship between CAP and Performance Measures

In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between CAP to our NEOs and our financial performance, in each case presented in the charts below: 1) TSR of both BioLife Solutions, Inc. and our selected peer group, 2) Net Income (Loss), and 3) Revenue.

Chart 1: Compensation Actually Paid versus TSR

Chart 2: Compensation Actually Paid versus GAAP Net Income (Loss)

Chart 3: Compensation Actually Paid versus Revenue

Financial Performance Measures

The following list includes the financial performance measures that, in our assessment, represent the most important financial performance measures used by us to link CAP to our NEOs for 2022 to our performance. The list below is not ranked.

1.	Revenue
2.	Adjusted Gross Margin (Non-GAAP)
3.	Adjusted EBITDA (Non-GAAP)

Director compensation

Each of our non-employee directors, during the year ended December 31, 2022, were compensated with an annual retainer fee of $50,000. Committee chairpersons were compensated with additional annual retainers as follows:

Annual Retainer

Audit Committee Chair	$10,000
Compensation Committee Chair	$5,000
Governance and Nominating Committee Chair	$5,000

A total of $200,167 in cash director compensation was recorded during the year ended December 31, 2022, which varied by director depending on when their services began or ended. The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2022.

Name (1)	Annual Cash Retainer ($) (2)	Board and Committee Chair Fees ($)	Total Cash Compensation ($)
Amy DuRoss	50,000	5,000	55,000
Rachel Ellingson	50,000	-	50,000
Joydeep Goswami	50,000	5,000	55,000
Tim Moore(3)	16,667	-	16,667
Joseph Schick	50,000	10,000	60,000

(1)	Michael Rice did not receive compensation for his services as Board Chairman.
(2)	Due to the timing of member resignations and appointments, the annual cash retainers vary depending on the respective period of time each director served.
(3)	Mr. Moore joined the board as a Director and member of both the Compensation Committee and Governance and Nominating Committee in September 2022, serving for 4 months of the year.

The Company’s compensation practices for non-employee directors, as determined by the Compensation Committee and our independent compensation consultant, FW Cook, includes annual awards of restricted shares of Common Stock. In February 2022, the Compensation Committee, based upon the recommendation of the independent compensation consultant, FW Cook, determined equity compensation for non-employee directors will be based on a fixed value of $180,000 rather than a fixed number of shares. These awards vest one year from the date of grant, provided such person is still a director on such vesting date.

Director compensation table for the fiscal year ended December 31, 2022

The following table sets forth a summary of the compensation the Company paid to its non-employee directors in the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total Compensation ($)
Amy DuRoss	45,750	195,969	241,719
Rachel Ellingson	40,833	194,144	234,977
Joydeep Goswami	44,583	195,386	239,970
Tim Moore	20,000	180,011	200,011
Joseph Schick	49,000	196,984	245,984

(1)

For three months of the year ended December 31,2022, the Directors agreed to be compensated in stock awards in lieu of their cash retainer fees. The totals below therefore represent cash paid to each Director. The remainder of their compensation is captured in the Stock Awards column. Tim Moore was not compensated in lieu of cash during the year as his appointment on September 1, 2022 was subsequent to this event.

(2)

Represents the grant date fair value of awards granted in 2022 calculated in accordance with the ASC Topic 718. The assumptions the Company used for calculating the grant date fair values are set forth in Note 1: “Organization and significant accounting policies – Stock-based Compensation.”

The non-employee directors of the Board who held such position on December 31, 2022 held the following aggregate number of unvested restricted stock units as of such date:

Name	Number of Unvested Restricted Stock Units (#)
Amy DuRoss	14,730
Rachel Ellingson	14,730
Joydeep Goswami	14,730
Tim Moore	7,589
Joseph Schick	14,730

The following table presents the grant date fair value of each restricted stock award in the fiscal year ended December 31, 2022 to non-employee directors, computed in accordance with the ASC Topic 718:

Name	Grant Date	Number of Securities Stock Awards (#)	Grant Date Fair Value of Stock Awards ($)
Amy DuRoss	5/6/2022	14,730	180,001
Amy DuRoss	6/1/2022(1)	343	4,582
Amy DuRoss	7/1/2022(1)	389	5,695
Amy DuRoss	8/1/2022(1)	295	5,691

Rachel Ellingson	5/6/2022	14,730	180,001
Rachel Ellingson	6/1/2022(1)	311	4,155
Rachel Ellingson	7/1/2022(1)	341	4,992
Rachel Ellingson	8/1/2022(1)	259	4,996

Joydeep Goswami	5/6/2022	14,730	180,001
Joydeep Goswami	6/1/2022(1)	343	4,582
Joydeep Goswami	7/1/2022(1)	369	5,402
Joydeep Goswami	8/1/2022(1)	280	5,401

Tim Moore	9/1/2022	7,589	180,011

Joseph Schick	5/6/2022	14,730	180,001
Joseph Schick	6/1/2022(1)	374	4,997
Joseph Schick	7/1/2022(1)	409	5,988
Joseph Schick	8/1/2022(1)	311	5,999

(1)	The grants awarded on dates indicated here were made in lieu of director fees for each applicable distribution date.

Compensation Committee interlocks and insider participation

Ms. DuRoss, Mr. Schick, Ms. Ellingson, and Mr. Moore were the members of the Compensation Committee during the year ended December 31, 2022. No member of the Compensation Committee is a current or former employee of the Company or had any relationship with the Company requiring disclosure herein. No interlocking relationship exists between any member of the Board or the Compensation Committee and any member of the board or Compensation Committee of any other company and no such interlocking relationship has existed in the past.

Second Amended and Restated 2013 Performance Incentive Plan

The Second Amended and Restated 2013 Performance Incentive Plan and the award agreements entered into thereunder include certain provisions that may result in a payment to, or acceleration of vesting of awards held by, a named executive officer in connection with a change in control. A change in control is defined as: (a) the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (b) a merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (c) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

In the event of a change in control, the Administrator (as defined in the plan) has the discretion to provide in each award agreement for (i) the vesting of options to accelerate automatically upon a change in control of the Company (as defined in the plan) and (ii) the assumption of awards by the acquiring or successor entity (or parent thereof) or replacement by such entity with new options or other incentives upon a change in control of the Company. The terms of the Company’s outstanding option agreements under the plan provide for accelerated vesting upon the occurrence of the change in control transaction, provided, that the Administrator in its sole discretion may provide for the purchase or exchange of each option for an amount of cash or other property having a value equal to the difference between (x) the value of the cash or other property that you would have received pursuant to the change in control transaction in exchange for the shares issuable upon exercise of the option had the option been exercised immediately prior to the change in control transaction, and (y) the exercise price of the option. Outstanding options shall terminate and cease to be exercisable upon consummation of a change in control except to the extent that such awards are assumed by the successor entity pursuant to the terms of the change in control transaction. The Administrator shall give written notice of a proposed change in control transaction to the holder not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2023, certain information regarding the beneficial ownership of Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares thereof; (ii) each director and nominee of the Company; (iii) each named executive officer of the Company; and (iv) all of the Company’s current directors and executive officers (including executive officers that are not named executive officers) as a group. This table is based upon information supplied by officers, directors, and principal stockholders and Schedule 13D(s) and Schedule 13G(s) filed with the SEC.

Name and Address of Beneficial Owner	Common Stock	Percentage of Class
Directors and Executive Officers
Aby J. Mathew (Officer)(1)	331,559	0.8%
Michael Rice (Officer and Director)(2)	328,598	0.7%
Karen Foster (Officer)(3)	192,339	0.4%
Todd Berard (Officer)(4)	123,807	0.3%
Roderick de Greef (Director)	35,254	0.1%
Geraint Phillips (Officer)	29,483	0.1%
Joseph Schick (Director)	21,449	0.0%
Rachel Ellingson (Director)	20,641	0.0%
Joydeep Goswami (Director)	18,660	0.0%
Amy DuRoss (Director)	18,157	0.0%
Sarah Aebersold (Officer)(5)	17,819	0.0%
Marcus Schulz (Officer)(6)	13,534	0.0%
Troy Wichterman (Officer)(7)	11,003	0.0%
Tim Moore (Director)	-	0.0%
Total shares owned by Executive Officers and Directors (12 persons)	1,162,303	2.7%
5% Stockholders
Casdin Capital, LLC(8)	7,571,535	17.3%
Blackrock, Inc.(9)	5,427,569	12.4%
The Vanguard Group(10)	2,490,346	5.7%

Except as indicated by footnote, and subject to community property laws where applicable, we believe that the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each person listed is in care of 3303 Monte Villa Parkway, #310, Bothell, WA 98021.

(1)

Includes options to purchase 100,000 shares of Common Stock issuable under stock options exercisable within 60 days from May 24, 2023 and 1,778 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.

(2)

Includes options to purchase 60,000 shares of Common Stock issuable under stock options exercisable within 60 days from May 24, 2023 and 2,245 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.

(3)

Includes options to purchase 100,000 shares of Common Stock issuable under stock options exercisable within 60 days from May 24, 2023 and 1,510 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.

(4)

Includes options to purchase 30,000 shares of Common Stock issuable under stock options exercisable within 60 days from May 24, 2023 and 1,249 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.

(5)	Includes 1,132 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.
(6)	Includes 2,601 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.
(7)	Includes 1,331 shares of Common Stock to be issued pursuant to restricted stock awards within 60 days from May 24, 2023.
(8)

Based on a Schedule 13F filed on May 15, 2023. Consists of 7,571,535 shares of Common Stock. The business address of Casdin Capital, LLC is 1350 Avenue of the Americas, Suite 2405, New York, New York 10019.

(9)	Based on a Schedule 13F filed on May 12, 2023. Consists of 5,427,569 shares of Common Stock. The business address of Blackrock, Inc. is 55 East 52nd Street, New York, New York 10055.
(10)	Based on a Schedule 13F filed on May 15, 2023. Consists of 2,490,346 shares of Common Stock. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022 relating to all our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options (in thousands)	Weighted Average exercise price of outstanding options	Number of granted restricted stock awards outstanding (in thousands)	Number of securities remaining available for future issuance (in thousands)
Second amended and restated 2013 performance incentive plan	401	$2.00	2,054	2,150

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain relationships and related transactions

Since January 1, 2022, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the headings “Executive Compensation” and “Board of Directors-Director Compensation” and other than the transactions described below. Each of the transactions described below was reviewed and approved or ratified by the Audit Committee of the Board. It is anticipated that any future transactions between us and our officers, directors, principal stockholders and affiliates will be on terms no less favorable to us than could be obtained from unaffiliated third-parties. In accordance with our Audit Committee’s charter, all such transactions will be reviewed and approved by our Audit Committee and a majority of the independent and disinterested members of the Board.

Director independence

Our board of directors is responsible for determining the independence of our directors. For purposes of determining director independence, our board of directors has applied the definitions set forth in NASDAQ Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our board of directors has affirmatively determined that the following directors meet the standards of independence: Mr. Schick, Ms. DuRoss, Ms. Ellingson, Mr. Goswami, and Mr. Moore.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2022, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2022, except that Michael Rice, Aby Mathew, Karen Foster, Roderick de Greef, Troy Wichterman, Sarah Aebersold, Todd Berard, and Marcus Schulz each filed one late Form 4 reporting one transaction on March 9, 2022.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed by our current independent auditors, Grant Thornton LLP (“Grant Thornton”), and predecessor auditors, BDO, for professional services rendered in the fiscal years ended December 31, 2022 and 2021.

	2022 Grant Thornton	2021 BDO

Audit fees(1)	$1,551,951	$2,116,895
Total	$1,551,951	$2,116,895

(1)

Audit fees consist of professional services for the audit of our annual financial statements, review of financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagement for those fiscal years.

Change in Accounting Firm

On April 2, 2022, as approved by our Audit Committee, the Company dismissed BDO as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2021 and 2020, BDO’s audit reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  However, BDO’s audit report on the Company’s internal control over financial reporting as of December 31, 2021, contained an adverse opinion due to the material weaknesses noted below. BDO was not required to report on the Company’s internal control over financial reporting as of December 31, 2020. During the fiscal years ended December 31, 2021 and 2020 and the subsequent period through the date of BDO’s dismissal, (i) there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements; and (ii) there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of material weaknesses in the Company’s internal controls over financial reporting as disclosed in Part II, Item 9A of the Company’s Form 10-K for the years ended December 31, 2021 and December 31, 2020, related to not maintaining appropriately designed entity-level controls impacting the control environment, risk assessment procedures, effective monitoring controls and not adequately designing and maintaining effective control activities, including general controls over information technology, to prevent or detect material misstatements to the consolidated financial statements.

The Committee approved the engagement of Grant Thornton as the Company’s new independent registered public accounting firm, which engagement was effective as of April 6, 2022. During the fiscal years ended December 31, 2021 and 2020 and through the date of their engagement, neither the Company nor anyone acting on its behalf consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice provided that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” as described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all services to be performed for us by our independent auditors. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the years ended December 31, 2022 and 2021, all services billed by Grant Thornton and BDO were pre-approved by the Audit Committee Chair in accordance with this policy.

Attendance at Annual Meeting

A representative from Grant Thornton will be online at the Annual Meeting and available to respond to appropriate questions and will also have the opportunity to make a statement if they desire to do so.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee discussed the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant’s independence and considered the compatibility of non-audit services with the auditors’ independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

AUDIT COMMITTEE

Joseph Schick, Chairman
Joydeep Goswami
Rachel Ellingson

PROPOSALS

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least three members. Our Board presently consists of seven members. Each of our current directors has been nominated for reelection.

Nominees

Upon the recommendation of our Governance and Nominating Committee, and after due consideration of the qualifications of each of the nominees as described above, the Board has nominated the following individuals to serve until his or her successor is duly elected and qualified, unless he or she resigns, is removed or otherwise is disqualified from serving as a director of the Company:

Michael Rice

Joydeep Goswami

Amy DuRoss

Joseph Schick

Rachel Ellingson

Roderick de Greef

Timothy Moore

We have been advised by each of the director nominees that he or she is willing to be named as a nominee and each is willing to begin or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Vote Required

A plurality of the shares present in person online or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The seven nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2 - APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2022.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of BioLife Solutions, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the BioLife Solutions proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Vote Required

The approval, on an advisory basis, of the stockholders by a majority of the votes properly cast at the meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

Our Board recommends that stockholders vote FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

PROPOSAL NO. 3 - RATIFICATION OF THE APPOINTMENT BY THE BOARD OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Overview

The Audit Committee has engaged the independent registered public accounting firm Grant Thornton LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023. Grant Thornton LLP audited our financial statements for the year ended December 31, 2022. Stockholder ratification of such selection is not required by our Bylaws or other applicable laws. However, our Board is submitting the selection of Grant Thornton LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Vote Sought

The proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023 will be approved if approved by a majority of the votes properly cast on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR ” the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2023.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 3.

PROPOSAL NO. 4 - APPROVAL OF THE 2023 OMNIBUS PERFORMANCE INCENTIVE PLAN

Overview

The Board adopted, subject to shareholder approval, the BioLife Solutions, Inc. 2023 Omnibus Performance Incentive Plan (the “2023 Plan”) on June 1, 2023. The Board believes that the 2023 Plan is integral to the Company’s compensation strategies and programs and promotes the interests of the Company and its stockholders by:

●

enhancing the ability of the Company to attract and retain the services of officers, employees, directors and consultants of the Company and its affiliates, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends;

●	providing additional incentives to these individuals to devote their utmost effort and skill to the advancement and betterment of the Company; and
●

providing these individuals with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

The 2023 Plan is intended to replace the Company’s Second Amended and Restated 2013 Performance Incentive Plan (the “Prior Plan”), which expired in accordance with its terms on April 25, 2023. Accordingly, without approval of the 2023 Plan, the Company will be unable to grant equity awards to its employees, directors, and consultants, which the Board believes is critical to attracting and retaining a talented workforce and is integral of the Company’s compensation philosophy. In addition, if this Proposal 4 is not approved, we could be required to increase cash compensation to attract, retain and motivate our employees, which may adversely affect our cash flow position. Further, if the 2023 Plan is not approved, and we are then unable to offer equity awards as a component of compensation, we will be at a disadvantage relative to other companies, which will be able to offer more attractive and broad-based compensation packages to their officers, directors, and other key employees. As a result, we believe our ability to hire, appoint and retain key personnel would be negatively impacted by a failure to approve this Proposal 4. Notwithstanding the expiration of the Prior Plan, awards granted under the Prior Plan prior to its expiration will remain in effect pursuant to their terms.

The following is a summary of the material terms of the 2023 Plan, which is qualified in its entirety by reference to the provisions of the 2023 Plan, attached hereto as Appendix A.

Key Features of the 2023 Plan

●

No liberal share recycling.  Shares of Common Stock cannot be added back to the pool of available shares under the 2023 Plan in the event the shares are (i) withheld or tendered to satisfy applicable tax withholding obligations or in payment of the exercise price of an award, (ii) subject to a stock appreciation right (or other stock-settled award) that are not issued in connection with the stock settlement of such award on exercise thereof or (iii) repurchased on the open market with the proceeds of an award by or behalf of the participant.

●

No automatic single-trigger vesting upon a change in control; double-trigger vesting. Awards do not automatically accelerate upon a change in control of the Company. If awards are not assumed or substituted by an acquiror in connection with a change in control or if an employee is terminated without cause within 12 months following the change in control, awards will accelerate vesting.

●

No payout of dividends or dividend equivalents on unvested awards.  Dividends and dividend equivalents credited in connection with an unvested award are subject to the same vesting conditions as the underlying award.

●	No evergreen provision. The 2023 Plan does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the 2023 Plan.
●	No automatic grants. The 2023 Plan does not provide for automatic grants to any participant.
●	No tax gross-ups. The 2023 Plan does not provide for any tax gross-ups.
●

No repricing of options or SARs. Shareholder approval would be required to, directly or indirectly, reprice options or stock appreciation rights (“SARs”) with an exercise price that is less than the current exercise price.

●	No discount options or SARs. The 2023 Plan prohibits the grant of options or SARs with an exercise price that is less than the fair market value of a share of Common Stock[1] as of the grant date.
●	Transfer restrictions. The 2023 Plan contains robust transfer restrictions.
●	Director compensation limits. The 2023 Plan places limits on the annual compensation that can be provided to non-employee directors in any fiscal year for such service.
●	Clawback policies. Awards granted under the 2023 Plan will be subject to any compensation recoupment policies as may be established or amended from time to time by the Company.

Prior Plan Use and Burn Rate

The following table provides an overview of the Company’s grant history and burn rate calculation during the past three fiscal years. As shown in the table, the number of awards the Company granted under the Prior Plan as a percentage of the Company’s weighted average number of shares of Common Stock outstanding, which is commonly referred to as the “burn rate,” averaged approximately 3.3% over the last three fiscal years.

(Shares in thousands)	2020	2021	2022
Total Equity awards (before forfeitures)	1,053	894	1,614
Weighted Average Common Stock outstanding (1)	27,306	38,504	42,481
Burn rate	3.3%	2.5%	4.1%

(1) Our “burn rate” average over the last three fiscal years, taking into account equity award forfeitures during each year, is 2.7%.

We define “overhang” as the options outstanding but not exercised and outstanding full-value awards (which include restricted stock awards), plus shares available to be granted as equity awards (which is currently zero), divided by the total number of shares of Common Stock outstanding on a fully diluted basis. The overhang measures the potential dilutive effect of outstanding equity awards plus shares available for grant under our equity compensation plans. Our “overhang” resulting from the approval of the 2023 Plan and its share limit of 4.2 million shares would be approximately 13.6%, calculated on a fully diluted basis as displayed in the table below as of May 24, 2023. The overhang figures included below are based on equity awards granted under the Prior Plan.

(a) Options Outstanding (1)	342,250
(b) Total Full-Value Awards Outstanding	2,328,368
(c) Shares Remaining Available for Future Issuance under the Prior Plan	-
(d) New Share Request Subject to Shareholder Approval	4,200,000
(e) Total Shares Authorized for, or Outstanding under, Equity Awards (a+b+c+d)	6,870,618
(f) Shares of Common Stock Outstanding	43,486,857
(g) Fully-Diluted Shares of Common Stock (including new shares) (e+f)	50,357,475
(h) Totally Fully-Diluted Overhang Rate (e/g)	13.6%

(1) The weighted average remaining term of outstanding stock options is 2.6 years and the weighted average exercise price of outstanding stock options is $2.17.

We anticipate the requested share reserve of 4.2 million to be sufficient for approximately two to three years of expected new equity awards, assuming we continue to grant awards consistent with our current practices and historical usage, but our actual share usage will depend on several factors, some of which we cannot predict or control, including the price of our shares, our hiring activity, forfeitures of outstanding awards, and unexpected circumstances that may require us to change our grant practices. As a result, the requested share reserve could last for a shorter or longer period than we currently expect.

Eligibility. Any director, officer, employee, or consultant (including any prospective director, officer, employee, or consultant) of the Company or any of its affiliates is eligible to receive awards under the 2023 Plan. There are at present approximately 500 employees and six non-employee directors who would be eligible participants under the 2023 Plan.

Administration. The 2023 Plan will be administered by the Compensation Committee, except that the Board may, in its discretion, administer the 2023 Plan with respect to awards granted to non-employee directors and, in any such case, shall have all the authority and responsibility granted to the Compensation Committee herein. In addition, the Compensation Committee has the authority to select eligible employees, directors, and consultants to whom awards may be granted, determine the number of shares covered by those awards and set the terms, conditions, and other provisions of those awards. Subject to any legal restrictions, the Compensation Committee may delegate to a subcommittee of one or more directors or one or more officers of the Company the ability to grant awards under the 2023 Plan and to make all necessary and appropriate decisions and determinations in connection with such grants. The Compensation Committee will have complete authority to establish rules and regulations for the administration of the 2023 Plan. As a general matter, the directors and employees of the Company will not be liable for actions taken or not taken, or for determinations made, in connection with the 2023 Plan, and such individuals will be indemnified by the Company in furtherance of the foregoing, except where such action, omission or determination was made in bad faith, through fraud or willful criminal act or omission, or where such indemnification would be prohibited by law or the Company’s Certificate of Incorporation or by-laws.

Shares Authorized. The maximum number of shares of Common Stock that may be covered by awards granted under the 2023 Plan will not exceed the sum of 4.2 million shares of Common Stock and any shares subject to awards under the Prior Plan that are outstanding as of the effective date of the 2023 Plan and which are subsequently forfeited or lapsed and not issued under the Prior Plan in the aggregate. The maximum number of shares of Common Stock that may be delivered upon the exercise of ISOs (as defined below) will not exceed 4.2 million. The share limit and ISO limit will be subject to adjustments as provided under the 2023 Plan. Shares issued under the 2023 Plan may be either authorized and unissued shares, treasury shares, shares reacquired by the Company or any combination of the foregoing.

Shares covered by awards under the 2023 Plan will only be counted against the share limit to the extent they are issued and delivered. Accordingly, if an award is forfeited, or otherwise expires, terminates or is canceled or settled, in whole or in part, for cash, only the shares issued (if any) will be deemed delivered for purposes of determining the number of shares that remain available for delivery under the 2023 Plan. If shares are surrendered or tendered to the Company to pay the exercise price of an option or SAR, or to satisfy any tax withholding requirement in respect of any awards granted under the 2023 Plan, such shares will be deemed issued for purposes of the share limit and reduce the remaining number of shares available for issuance under the 2023 Plan. In addition, any shares (i) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options or (ii) subject to a SAR that is not issued in connection with its stock settlement on exercise will be deemed issued for purposes of the share limit and reduce the remaining number of shares available for issuance under the 2023 Plan. Shares of Common Stock covered by awards granted pursuant to the 2023 Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger will not count as delivered under the 2023 Plan for these purposes, except that such awards issued or intended as ISOs will count against the ISO limit.

Non-Employee Director Limits. The 2023 Plan provides that no non-employee director may be paid or granted, in any fiscal year and in connection with such services, cash compensation and equity awards with an aggregate value greater than $750,000 ($1,000,000 in the case of the Chairperson of the Board). The foregoing does not apply to compensation or awards provided for services other than those of a director (e.g., for services provided as an employee or consultant).

Change in Control. In the event of a Change in Control of the Company (as described below), unless the Compensation Committee determines otherwise, outstanding equity awards are subject to “double-trigger” vesting and do not automatically vest solely upon consummation of a Change in Control. If a Change in Control occurs and outstanding equity awards are not assumed or substituted by the surviving entity or successor corporation, unless the Compensation Committee determines otherwise, such equity awards will fully vest, with performance-based awards vesting at either target level, which may be pro rated, or actual achievement, in the Compensation Committee’s discretion. Unless otherwise determined by the Compensation Committee, if the awards are assumed or substituted and the participant’s employment is terminated without cause (as defined in the 2023 Plan) within one year following the Change in Control, any assumed or substituted awards will become fully vested. In addition, the Compensation Committee may, in its sole discretion, terminate outstanding awards after giving the participant an opportunity to exercise the awards or terminate the awards for no consideration if the awards have no value.

For purposes of the 2023 Plan, a “Change in Control” generally means:

●

the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company, except for certain acquisitions, including by the Company, by a Company employee benefit plan, by certain participants and where the holders of the outstanding voting securities of the Company immediately prior such acquisition continue to hold more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company immediately after such acquisition;

●

a merger or consolidation of the Company with any other entity, except where the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation continue to hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

●	the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the consolidated assets of the Company; or
●	the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

Adjustments. In the event the shares of Common Stock are affected by any extraordinary dividend, distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Compensation Committee shall equitably adjust (1) the number of shares with respect to which awards may be granted under the 2023 Plan, including the share limit and the ISO limit, and (2) the terms of any outstanding award, including the number of shares subject to the award, the exercise price, if any, and vesting terms, including performance goals, so as to prevent the enlargement or diminishment of the benefits provided thereunder.

In addition, in the event of any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other similar transaction affecting the shares of Common Stock, the Compensation Committee may make any equitable adjustment described under the preceding paragraph and may also provide that (1) outstanding awards will be canceled in exchange for a cash payment (or no payment in the case of out-of-the-money options and SARs) and (2) options and SARs will expire if not exercised prior to a specified date.

Award Types. The 2023 Plan allows for grants of the following types of incentive awards: (1) options; (2) SARs; (3) restricted shares; (4) restricted stock units (“RSUs”); (5) cash incentive awards; and (6) other equity-based or equity-related awards. Subject to the terms and limitations set forth in the 2023 Plan, awards may be settled in cash, stock or a combination of the foregoing. Each award will be evidenced by an award agreement that specifies the terms and conditions of the award and any rules applicable thereto.

Options and SARs. Options granted under the 2023 Plan may be “non-qualified stock options” (“NQSOs”) or “incentive stock options” (“ISOs”) under the United States Internal Revenue Code of 1986, as amended (the “Code”). SARs may also be granted, which are awards that entitle the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the exercise price. The exercise price of an option or SAR is determined by the Compensation Committee, but may not be less than the fair market value of a share of Common Stock on the date of grant, provided that in the case of ISOs granted to an employee who at the time of the grant of such option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any affiliate, the exercise price of such option will be no less than 110% of the fair market value of a share of Common Stock on the date of the grant. The maximum term of each option or SAR will be 10 years. In connection with the exercise of an option, the participant must pay the exercise price in cash or in any other method approved by the Compensation Committee.

Restricted Shares and RSUs. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a shareholder of the Company, including the right to vote the shares and to receive dividends, unless otherwise determined by the Compensation Committee.

RSUs give a participant the right to receive shares at the end of a specified vesting period. Prior to settlement, RSUs carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may accrue and become payable at the same time as the underlying RSU, if authorized by the Compensation Committee.

Cash Incentive Awards and Other Stock-Based Awards. The Compensation Committee is permitted to grant cash incentive awards and other types of awards based upon the Company’s Common Stock, including fully vested stock and dividend equivalent rights, which may be subject to any performance criteria or other payment conditions that are imposed by the Compensation Committee.

Duration and Amendment. The Board may at any time suspend or terminate the 2023 Plan or revise or amend it in any respect whatsoever, except that shareholder approval will be required to (1) increase the share limit or ISO limit (other than increases pursuant to the adjustment provisions of the 2023 Plan); (2) expand the class of individuals eligible to participate in the 2023 Plan; (3) extend the expiration date of the 2023 Plan; or (4) allow for the repricing of options or SARs. No such amendment or termination may, without the consent of the affected participant, materially and adversely affect the rights of such participant with respect to a previously granted award unless otherwise provided in the applicable award agreement.

The 2023 Plan will be fully effective if and when it is approved by shareholders, and will remain in effect until the tenth anniversary of the earlier of the date on which the 2023 Plan was adopted by the Board or the date on which the 2023 Plan is approved by the Company’s stockholders, provided that the 2023 Plan will remain in effect past such date solely for the purposes of administering previously granted awards that remain outstanding.

Non-U.S. Holders. To comply with the laws in countries other than the United States in which the Company or its affiliates operate or have persons eligible to participate in the 2023 Plan, the Compensation Committee has the authority to (1) determine which eligible persons outside the United States are participants in the 2023 Plan; (2) modify the terms and conditions of any award granted to eligible persons outside the United States; (3) establish subplans and modify exercise procedures and other terms and procedures; and (4) take any action that it deems advisable to comply with local regulations and requirements.

Material United States Federal Income Tax Consequences. The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local, foreign income taxes, and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

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NQSOs. If a participant is granted an NQSO under the 2023 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise of the NQSO in an amount equal to the fair market value of the Common Stock acquired on the date of exercise, less the exercise price paid for such Common Stock. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such Common Stock generally will be the fair market value of Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. The Company or its affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

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ISOs. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if the applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If the shares of Common Stock acquired upon exercise of an ISO are held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfy the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the Common Stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disqualifying disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the Common Stock on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. The Company and its affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the Common Stock.

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Other Awards. The current federal income tax consequences of other awards authorized under the 2023 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NQSOs; nontransferable restricted shares subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through an election under Section 83(b) election of the Code); RSUs, dividend equivalents and other share or cash based awards are generally subject to tax at the time of payment. The Company and its affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

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Section 409A. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Compensation Committee, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

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Section 162(m). Section 162(m) of the Code generally provides that income tax deductions of publicly held corporations may be limited to the extent total compensation (including, but not limited to, base salary, annual bonus and income attributable to option and SAR exercises and other equity award settlements and other non-qualified benefits) for certain executive officers exceeds $1,000,000 in any taxable year of the corporation.

Plan Benefits. All future awards to directors, officers, employees and consultants will be made at the discretion of the Compensation Committee, the Board or any directors or officers to whom authority to grant awards has been delegated under the 2023 Plan. Therefore, the Company cannot determine future benefits under the 2023 Plan at this time. Information regarding the Company’s recent practices with respect to equity-based compensation under the Prior Plan is presented elsewhere in this Proxy Statement and in the Company’s Annual Report on Form 10-K, filed on March 31, 2023.

Equity Compensation Plan Information. The following table sets forth information as of December 31, 2022 relating to all our equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options (in thousands)	Weighted Average exercise price of outstanding options	Number of granted restricted stock awards outstanding (in thousands)	Number of securities remaining available for future issuance (in thousands)
Second amended and restated 2013 performance incentive plan	401	$2.00	2,054	2,150

Vote Sought

The 2023 Plan will be approved if approved by a majority of the votes properly cast on this proposal.

Recommendation

The Board recommends that stockholders vote “FOR” approval of the 2023 Omnibus Performance Incentive Plan.

Unless marked otherwise, proxies received will be voted FOR Proposal No. 4.

OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 31, 2023, we filed our annual report on Form 10-K for the year ended December 31, 2022. We have sent to our stockholders the Notice of Internet Availability of Proxy Materials containing instructions on how to access via the Internet our 2023 proxy statement and annual report on Form 10-K for the year ended December 31, 2022. Stockholders who received a paper copy of our 2023 proxy statement were also sent a copy of our annual report on Form 10-K for the year ended December 31, 2022. Stockholders who wish to obtain additional copies of our annual report on Form 10-K may do so without charge by contacting us through one of the following methods:

Email:	proxy@biolifesolutions.com
Telephone:	(425) 402-1400
Facsimile:	(425) 402-1433
Mail:	Corporate Secretary, BioLife Solutions, Inc.
3303 Monte Villa Parkway, Suite 310
Bothell, Washington 98021

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than February 6, 2024, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are advised to review the discussion above under the heading “Board of Directors - Governance and Nominating Committee” for additional information on the process to nominate directors to the Board, which discussion is incorporated by reference.

The proxies to be solicited by us through our Board for our 2024 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than April 22, 2024, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Nominations of persons for election to our Board may be made by or at the direction of the Board or by any stockholder entitled to vote for the election of directors at the meeting that complies with Section 3.3 of our Bylaws and SEC Rule 14a-19. Pursuant to Section 3.3 of our Bylaws, a stockholder wishing to nominate a candidate for election to the Board at the 2024 Annual Meeting is required to give written notice addressed to our Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary not less than 45 days nor earlier than 90 days prior to the date of the 2024 Annual Meeting in order to be considered for nomination; provided, however, that in the event that less than 55 days’ notice or prior public disclosure of the date of the 2024 Annual Meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of 2024 Annual Meeting is mailed or such public disclosure is made. The notice of nomination must include the nominee’s name, age, business address, residence address, principal occupation or employment, and any other information required by Section 3.3 of our Bylaws or by applicable laws or regulations.

In addition to satisfying the advance notice requirements under the Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act.

Stockholder proposals and director nominations must be in writing and should be addressed to c/o BioLife Solutions, Inc., Attention: Corporate Secretary, 3303 Monte Villa Parkway, Suite 310, Bothell, Washington 98021. It is recommended that stockholders submitting proposals or nominations direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael Rice
Michael Rice
Chief Executive Officer and Chairman of the Board

June 6, 2023
Bothell, Washington

APPENDIX A

BIOLIFE SOLUTIONS, INC.
2023 OMNIBUS PERFORMANCE INCENTIVE PLAN

Purpose. The purpose of this 2023 Omnibus Performance Incentive Plan (the “Plan”) is to enable the Company (as defined below) to grant equity compensation awards and other types of incentive compensation. The Plan is intended to replace the Prior Plan (as defined below), which expired on April 25, 2023, as of the Effective Date (as defined below). Notwithstanding the foregoing, any awards granted under the Prior Plan shall remain in effect pursuant to their terms.

Definitions. As used herein, the following terms shall have the meanings set forth below:

“Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (b) any entity in which the Company has a significant equity interest, in either case, as determined by the Committee.

“Applicable Exchange” means the Nasdaq Stock Market or any other national stock exchange or quotation system on which the Shares may be listed or quoted.

“Applicable Law” means legal requirements relating to the Plan under U.S. Federal and state corporate law, U.S. Federal and state securities law, the Code, the Applicable Exchange and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted.

“Award” means any award that is permitted under Section 6 and granted under the Plan.

“Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing any Award.

“Board” means the Board of Directors of the Company.

“Cause” means, unless otherwise provided in an Award Agreement or employment or similar agreement entered into by and between the Participant and the Company or any of its Affiliates, termination of a Participant’s employment by the Company and its Affiliates based on the employer’s belief that any of the following has occurred:

(a)    the continued refusal or omission by the Participant to perform any material duties required of such Participant by the Company or any of its Affiliates;

(b)    any act or omission by the Participant involving malfeasance, misconduct, dishonesty or gross negligence in the performance of the Participant’s duties to, or material deviation from any of the policies or directives of, the Company or any of its Affiliates;

(c)    the Participant engaged in conduct that constitutes a breach of any statutory or common law duty of loyalty to the Company or any of its Affiliates;

(d)    the Participant engaged in a violation of any statute, rule, regulation or policy of the Company or any of its Affiliates, any of which in the judgment of the Company is harmful to the business or reputation of the Company or any of its Affiliates;

(e)    the Participant’s commission or conviction of a felony or misdemeanor (other than a misdemeanor traffic violation) or any crime involving moral turpitude, including a plea of guilty or failure to contest prosecution for a felony, misdemeanor or crime involving moral turpitude;

(f)    any reason that would constitute Cause under the laws of the State of Washington; or

(g)    the Participant’s breach of an employment or similar agreement entered into by and between the Participant and the Company or any of its Affiliates, including, without limitation, a breach of any restrictive covenants contained therein.

“Cash Incentive Award” means an Award that is settled in cash and the value of which is set by the Committee but is not calculated by reference to the Fair Market Value of a Share.

“Change in Control” means the occurrence of any of the following events:

(a)    the acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any such acquisition by the Company or any of its subsidiaries; (ii) any such acquisition by an employee benefit plan maintained by the Company or any of its subsidiaries; (iii) in respect of an Award held by a particular Participant, any such acquisition by such Participant or any group including such Participant (or any entity controlled by such Participant or any group including such Participant); or (iv) any acquisition in which the holders of the outstanding voting securities of the Company immediately prior to such acquisition hold, directly or indirectly, as a result of holding securities of the Company prior to such acquisition, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company immediately after such acquisition;

(b)    A merger or consolidation of the Company with any other entity, whether or not the Company is the surviving entity in such transaction; provided, however, that the following shall not constitute a Change in Control: a transaction or series of related transactions in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, directly or indirectly, as a result of holding securities of the Company prior to such transaction or series of related transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the surviving entity immediately after such merger or consolidation;

(c)    the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the consolidated assets of the Company; or

(d)    the approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Board shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

“Clawback Policy” shall have the meaning specified in Section 7(b).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan.

“Company” means BioLife Solutions, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

“Covered Person” shall have the meaning specified in Section 3(d).

“Data” shall have the meaning specified in Section 9(e).

“Director” means any member of the Board, but solely in his or her capacity as such a member of the Board.

“Director Pay Limit” shall have the meaning specified in Section 4(c).

“Effective Date” shall have the meaning specified in Section 11.

“Eligible Person” means any Director, officer, employee or consultant (including any prospective Director, officer, employee or consultant) of the Company or any of its Affiliates who is an “employee” within the meaning of Form S-8 under the Exchange Act, as in effect from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

“Exercise Price” means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price per Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price per Share used to calculate the amount payable to the Participant pursuant to such SAR.

“Expiration Date” shall have the meaning specified in Section 11.

“Fair Market Value” means, except as otherwise provided in the applicable Award Agreement, (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to Shares, as of any date, (i) the closing per Share sales price of Shares as reported by the Applicable Exchange for such stock exchange for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

“Incentive Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

“ISO Limit” shall have the meaning specified in Section 4(a).

“Non-Employee Director” means a Director of the Company who is not an officer or employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any parent of the Company or Subsidiary.

“Nonqualified Stock Option” means an option to purchase Shares from the Company that (a) is granted under Section 6(b) of the Plan and (b) is not an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

“Participant” means any Eligible Person who is selected by the Committee to receive an Award or who receives a Substitute Award.

“Performance Goals” means the goal or goals that the Committee shall select for purposes of any Award and shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, which may include any of the following: (a) share price; (b) net income or earnings before or after taxes (including earnings before interest, taxes, depreciation and/or amortization); (c) operating income; (d) earnings per share (including specified types or categories thereof); (e) cash flow (including specified types or categories thereof); (f) revenues (including specified types or categories thereof); (g) return measures (including specified types or categories thereof); (h) shareholder return measures (including specified types or categories thereof); (i) sales or product volume; (j) working capital; (k) gross or net profitability/profit margins (including profitability of an identifiable business unit or product); (l) objective measures of productivity or operating efficiency; (m) costs (including specified types or categories thereof); (n) expenses (including specified types or categories thereof); (o) product unit and pricing targets; (p) credit rating or borrowing levels; (q) market share (in the aggregate or by segment); (r) level or amount of acquisitions; (s) economic, enterprise, book, economic book or intrinsic book value (including on a per share basis); (t) improvements in capital structure; (u) customer satisfaction survey results; and (v) implementation or completion of critical projects.

“Person” means a “person” or “group” within the meaning of Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act.

“Plan” shall have the meaning specified in Section 1.

“Prior Plan” means the Company’s Second Amended and Restated 2013 Performance Incentive Plan, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3 thereto.

“Restricted Share” means a Share that is granted under Section 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

“RSU” means a restricted stock unit Award that is granted under Section 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property, subject to the satisfaction of the applicable vesting conditions, in accordance with the terms of the applicable Award Agreement.

“Rule 16b‑3” means Rule 16b‑3 under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

“SAR” means a stock appreciation right Award that is granted under Section 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

“SEC” means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

“Share Limit” shall have the meaning specified in Section 4(a).

“Shares” means shares of common stock of the Company, $0.001 par value, or such other securities of the Company (a) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (b) as may be determined by the Committee pursuant to Section 4(d).

“Subsidiary” means any entity in which the Company, directly or indirectly, possesses fifty percent (50%) or more of the total combined voting power of all classes of its stock.

“Substitute Awards” shall have the meaning specified in Section 4(e).

“Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

Administration. a.  Composition of the Committee. The Plan shall be administered by the Committee, which shall be composed of one or more Directors, as determined by the Board; provided, however, that the Board may, in its discretion, administer the Plan with respect to awards granted to Non-Employee Directors and, in any such case, shall have all the authority and responsibility granted to the Committee herein. Unless otherwise determined by the Board, each of the members of the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

Authority of the Committee. Subject to the terms of the Plan and Applicable Law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine all terms and conditions of Awards, (iii) interpret, administer, reconcile any inconsistency in, correct any default in and supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, and (vi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Committee Decisions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

Indemnification. No member of the Board, the Committee or any employee of the Company (each such person, a “Covered Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

Delegation of Authority to Senior Officers. Subject to the terms of Applicable Law, the Company’s Certificate of Incorporation and Bylaws, the Committee may delegate to one or more Directors or officers of the Company the authority to make grants of Awards to current and prospective Eligible Persons and all necessary and appropriate decisions and determinations with respect thereto, subject to any conditions or requirements imposed by the Committee on the exercise of such delegated authority; provided that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (i) individuals who are subject to Section 16 of the Exchange Act, or (ii) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder.

Shares Subject to the Plan. (a)  Share Limits. i. Subject to adjustment as provided in Section 4(d), the maximum number of Shares that may be issued pursuant to Awards shall be equal to the sum of: (x) 4,200,000 and (y) any Shares, which as of the Effective Date, are subject to awards under the Prior Plan, which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan (the “Share Limit”).

Subject to adjustment as provided in Section 4(d), the maximum number of Shares that may be delivered upon the exercise of Incentive Stock Options shall be equal to 4,200,000 (the “ISO Limit”).

Share Usage. If, after the Effective Date, (A) any Award is forfeited, or otherwise expires, terminates or is canceled without the issuance of all Shares subject thereto or (B) any Award is settled other than wholly by issuance of Shares (including cash settlement), then, in each such case, the number of Shares subject to such Award that were not issued, or were tendered or substituted, with respect to such Award shall not be treated as issued for purposes of reducing the Share Limit; provided, however, that Shares (W) surrendered or tendered to the Company in payment of the Exercise Price of an Option, (X) surrendered or tendered to the Company in payment of any taxes withheld in respect of an Award, (Y) subject to a SAR that are not issued in connection with its stock settlement on exercise with respect to the Exercise Price thereof, or (Z) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall, in the case of clauses (W), (X), (Y) and (Z), shall be deemed issued for purposes of the Share Limit. Notwithstanding the provisions of this Section 4(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

Non-Employee Director Limit. No Non-Employee Director may be paid or granted, in any fiscal year, cash compensation and equity awards (including any Awards issued under the Plan) with an aggregate value greater than (i) $1,000,000, in the case of any Non-Employee Director who also serves as the Chairperson of the Board, and (ii) $750,000, in the case of any other Non-Employee Director (in each case, with the value of each Award (or any other equity award) based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)) (such limits, collectively, the “Director Pay Limit”). Any such compensation that is deferred will be counted toward the Director Pay Limit for the year in which it was first earned, and not when paid or settled (if later). Any cash compensation paid or Awards (or any other equity awards) granted to an individual for such individual’s services as an employee or consultant (other than as a Director), will not be subject to the Director Pay Limit.

Adjustments for Changes in Capitalization and Similar Events. ii.  In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust, in the manner the Committee determines appropriate, any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Share Limit and the ISO Limit, and (B) the terms of any outstanding Award so as to prevent the enlargement or diminishment of the benefits provided thereunder, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Award relates, (2) the Exercise Price, if applicable, with respect to such Award and (3) the vesting terms (including performance goals) applicable to such Award.

Subject to Section 4(d)(i), in the event of any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event or other unusual, extraordinarily or non-recurring event (including a change in Applicable Law or accounting standards) that affects the Shares, the Company, its Affiliates or the Company’s financial statements, the Committee may (A) equitably adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including the Share Limit and the ISO Limit, and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to such Award or to which such Awards relates (including through the assumption of such Award by another entity or substitution of such Award for an award issued by another entity), (Y) the Exercise Price, if applicable, with respect to such Award and (Z) the vesting terms (including performance goals) applicable to such Award, (B) make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR, (C) cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor or (D) in the case of an outstanding Option or SAR, establishing a date upon which such Award will expire unless exercised prior thereto.

Substitute Awards. Awards may be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines (“Substitute Awards”); provided, however, that in no event may any Substitute Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs set forth in Section 7(c). The number of Shares underlying any Substitute Awards shall not be counted against the Share Limit; provided, however, that Substitute Awards issued or intended as Incentive Stock Options shall be counted against the ISO Limit.

Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares reacquired by the Company in any manner.

Eligibility. Any Eligible Person shall be eligible to receive an Award.

Awards. b.  Types of Awards. Awards may be made under the Plan in the form of (i) Options (including Incentive Stock Options), (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Cash Incentive Awards or (vi) other equity based or equity related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. The Committee shall determine all terms and conditions of each Award (including any Performance Goals applicable thereto), which shall be set forth in the applicable Award Agreement.

Options. i.  General. Each Option shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. In the case of Incentive Stock Options, the terms and conditions of such Awards shall be subject to and comply with such rules as may be prescribed by Section 421 and 422 of the Code and any regulations related thereto, as may be amended from time to time. If, for any reason, an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

Exercise Price. The Exercise Price of each Share covered by each Option shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, that in the case of each Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

Vesting and Exercise. Except as otherwise specified in the applicable Award Agreement, each Option may only be exercised to the extent that it has vested at the time of exercise. Each Option shall be deemed to be exercised when notice of such exercise has been given to the Company in accordance with the terms of the applicable Award Agreement and full payment pursuant to Section 6(b)(iv) for the Shares with respect to which the Option is exercised has been received by the Company.

Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company. Such payments may be made in cash (or its equivalent) or, in the Committee’s discretion, through any other method (or combination of methods) approved by the Committee.

Expiration. Except as otherwise set forth in the applicable Award Agreement or required by Applicable Law, each Option shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the Option is granted and (B) three months after the date the Participant who is holding the Option ceases to be a Director, officer, employee or consultant of the Company or one of its Affiliates.

SARs.

Exercise Price. The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the SAR is granted).

Rights on Exercise. Except as otherwise specified in the applicable Award Agreement, each SAR may only be exercised to the extent that it has vested at the time of exercise. Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof.

Expiration. Except as otherwise set forth in the applicable Award Agreement or required by Applicable Law, each SAR shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the SAR is granted and (B) three months after the date the Participant who is holding the Option ceases to be a Director, officer, employee or consultant of the Company or one of its Affiliates.

Restricted Shares and RSUs.

Restricted Shares. Each Restricted Share shall be subject to the transfer restrictions and vesting and forfeiture provisions set forth in the applicable Award Agreement. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.

RSUs. Each RSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or shall have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs shall be paid in cash, Shares, other securities, other Awards or other property, upon the vesting thereof or such other date (or upon such other event) specified in the applicable Award Agreement.

Cash Incentive Awards and Other Stock-Based Awards. The Committee shall have authority to grant to Participants Cash Incentive Awards and other equity-based or equity-related Awards (whether payable in cash, equity or otherwise), including fully vested Shares, in such amounts and subject to such terms and conditions as the Committee shall determine.

General Award Terms.

Dividends and Dividend Equivalents. Any Award (other than an Option, SAR or Cash Incentive Award) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred or vested or unvested basis, including (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that any dividends or dividend equivalents with respect to Awards subject to vesting requirements shall be accumulated in a manner determined by the Committee until such Award is earned and such dividends and dividend equivalents shall not be paid if such vesting requirements of the underlying Award are not satisfied.

Recoupment of Awards. Awards shall be subject to the Company’s compensation recoupment policy as may be established or amended from time to time (the “Clawback Policy”). The Company may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder (i) pursuant to the terms of the Clawback Policy, (ii) for failure to comply with the Company’s policy on confidential information and proprietary business information, as may be in effect from time to time, or (iii) as necessary or appropriate to comply with Applicable Laws.

Repricing. Notwithstanding anything herein to the contrary, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be canceled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Award, award under any other equity- compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a “repricing” of such Option or SAR, unless such amendment, cancelation or action is approved by the Company’s stockholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with Section 4(d) shall not be considered a reduction in Exercise Price or “repricing” of such Option or SAR.

Change in Control.

Notwithstanding any other provisions of the Plan and unless the Committee determines otherwise, in the event a Change in Control occurs and the surviving entity or successor corporation in such Change in Control does not assume or substitute outstanding Awards (or any portion thereof), then immediately prior to such Change in Control such outstanding Awards, to the extent not assumed or substituted, shall become fully vested and, as applicable, exercisable and all forfeiture, repurchase and other restrictions on such Awards shall lapse immediately prior to such transaction, provided that, to the extent the vesting of any such Award is subject to the satisfaction of specified Performance Goals, such Award shall vest at either (as the Committee may determine) (i) the target level of performance, which may be pro-rated based on the period elapsed between the beginning of the applicable performance period and the date of the Change in Control, or (ii) the actual performance level as of the most recent practicable date prior to the Change in Control (as determined by the Committee) with respect to all applicable Performance Goals (and the vesting pursuant to this clause (ii) shall constitute “full vesting” for purposes of this Section 8(a)). Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. For the avoidance of doubt, if the value of an Award that is terminated in connection with this Section 8(a) is zero or negative at the time of such Change in Control (which value shall be determined by the Committee in its sole discretion and its determination shall be conclusive and binding), such Award shall be terminated upon the Change in Control without payment of consideration therefor.

For purposes of this Section 8, an Award shall be considered assumed or substituted if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common shares of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be solely common shares of the successor corporation or its parent substantially equal in fair market value to the per-share consideration received by holders of Shares in the Change in Control. In cases where an Award is subject to Performance Goals at the time of a Change in Control, such Award shall be considered assumed or substituted if, following the Change in Control, the Award is converted assuming achievement of the Performance Goals at target levels or as otherwise provided in the Award Agreement, which may provide that the Award shall convert on a pro rata basis based on achievement of the Performance Goals through the period immediately prior to the Change in Control. The determination of whether an Award shall be considered substituted or assumed and whether fair market value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

Unless the Committee determines otherwise, in the event an Award continues in effect or is assumed or substituted by the surviving entity or successor corporation in connection with a Change in Control, and a Participant’s employment or service is terminated without Cause upon or within twelve (12) months following such Change in Control, then any such continued, assumed or substituted Awards held by such Participant immediately prior to such termination shall become fully vested and, as applicable, exercisable and all forfeiture, repurchase and other restrictions shall lapse immediately prior to such termination.

General Provisions. c.  Nontransferability. During the Participant’s lifetime, each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under Applicable Law, by the Participant’s legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. All terms and conditions of the Plan and the applicable Award Agreements shall be binding upon any permitted successors and assigns.

Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the Applicable Exchange and any Applicable Law and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any Applicable Law, the Company shall not deliver to any Participant certificates evidencing Shares issues in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 9(e) by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its Subsidiaries or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws such Participant’s consents as described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

Withholding. A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes, except to the extent such withholding would result in penalties under Section 409A of the Code. Without limiting the generality of the foregoing, subject to the Committee’s prior approval, a Participant may satisfy, in whole or in part, such withholding liability by having the Company withhold from the number of Shares otherwise issuable pursuant to the Award, a number of Shares having a Fair Market Value equal to such withholding liability; provided that, in the event Shares are so withheld in connection with the vesting of an Award of Restricted Shares, such withheld Shares shall be immediately cancelled by the Company, shall count against the Share Limit and shall not constitute treasury Shares.

Section 409A. i.  It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code.

No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant. For purposes of Section 409A of the Code, any right to a series of installment payments under any Award shall be treated as a right to a series of separate payments.

Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant’s account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

Non-U.S. Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Eligible Person, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the Share Limit or the Director Pay Limit; and (v) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (including other equity-based awards and cash incentive awards), and such arrangements may be either generally applicable or applicable only in specific cases.

No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as a Director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it be construed as giving a Participant any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

No Rights as Stockholder. No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until the Participant or holder or beneficiary, as applicable, has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in Section 4(d) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Washington except for matters of corporate law, in which case the provisions of the Delaware General Corporation Law shall govern, in each case, without giving effect to the conflict of laws provisions thereof.

Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

Other Laws; Restrictions on Transfer of Shares. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if it determines that the issuance or transfer of such Shares or such other consideration might violate any Applicable Law or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

Headings and Construction. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive.

Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for any Eligible Person, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Committee, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars. Notwithstanding anything to the contrary herein, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Amendment and Termination. d.  Amendments to the Plan. Subject to any Applicable Law, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the Plan Share Limit or the Plan ISO Limit (in either case, except for increases pursuant to an adjustment under Section 4(d)) , (ii) expand the class of employees or other individuals eligible to participate in the Plan, (iii) extend the Expiration Date or (iv) result in any amendment, cancellation or action described in Section 7(c) being permitted without the approval of the Company’s stockholders. No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall previously have been granted, materially and adversely affect the rights of such Participant (or the Participant’s transferee) under such Award, unless otherwise provided in the applicable Award Agreement.

Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award previously granted, prospectively or retroactively; provided, however, that, except as set forth in the Plan, unless otherwise provided in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award previously granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary.

Term of the Plan. The Plan shall be effective as of the date of its adoption by the Board, subject to approval by the Company’s stockholders (the “Effective Date”). No Award shall be granted under the Plan during any period of suspension or after the tenth anniversary of the earlier of (a) the date on which the Plan was adopted by the Board or (b) the date the Plan was approved by the Company’s stockholders (such anniversary, the “Expiration Date”). Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter. Any awards that are outstanding under the Plan as of the Expiration Date shall continue to be subject to the terms and conditions of the Plan and an applicable Award Agreement.

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VIEW MATERIALS & VOTE

BIOLIFE SOLUTIONS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BREWTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/20/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BLFS2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/20/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR each of the following director Nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01) Michael Rice
02) Joydeep Goswami
03) Joseph C. Schick
04) Amy DuRoss
05) Rachel Ellingson
06) Timothy L. Moore
07) Roderick de Greef

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date